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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Nabriva Therapeutics plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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August 18, 2017

Dear Nabriva Therapeutics plc Shareholder:

        You are cordially invited to our Extraordinary General Meeting of Shareholders on Friday, September 15, 2017, beginning at 3:00 p.m. Irish time (10:00 a.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland. The enclosed notice of Extraordinary General Meeting of Shareholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. Our board of directors recommends that you vote "FOR" Proposals 1, 2 and 3, as set forth in the proxy statement.

        We look forward to seeing you there.

Very truly yours,

Daniel Burgess
Chairman of the Board of Directors

        This proxy statement, the enclosed proxy card and our 2016 annual report to shareholders were first made available to shareholders on or about August 18, 2017.

NABRIVA THERAPEUTICS PLC
25-28 North Wall Quay
Dublin 1, Ireland

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
to be held on Friday, September 15, 2017

        The 2017 Extraordinary General Meeting of Shareholders (the "EGM") of Nabriva Therapeutics plc, an Irish public limited company (the "Company"), will be held on September 15, 2017, beginning at 3:00 p.m., Irish time (10:00 a.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland, to consider and act upon the following matters:

  1.
  To elect, by separate resolution, the eight director nominees named in this proxy statement to our board of directors to serve until the 2018 Annual General Meeting of Shareholders;

  2.
  To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017;

  3.
  To approve the adoption of the Company's 2017 Share Incentive Plan; and

  4.
  To transact such other business as may properly come before the EGM or any adjournment or postponement thereof.

        Proposals 1, 2 and 3 above are ordinary resolutions requiring a simple majority of the votes cast at the meeting to be approved. All proposals are more fully described in this proxy statement.

        Shareholders of record at the close of business on August 4, 2017 will be entitled to notice of and to vote at the EGM or any adjournment or postponement thereof.

By order of the Board of Directors,

Daniel Burgess
Chairman of the Board of Directors

Dublin, Ireland
August 18, 2017

        YOU MAY OBTAIN ADMISSION TO THE EGM BY IDENTIFYING YOURSELF AT THE EGM AS A SHAREHOLDER AS OF THE RECORD DATE. IF YOU ARE A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, A COPY OF AN ACCOUNT STATEMENT FROM YOUR BANK, BROKER OR OTHER NOMINEE SHOWING SHARES HELD FOR YOUR BENEFIT ON AUGUST 4, 2017 WILL BE ADEQUATE IDENTIFICATION.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE EGM, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE EGM. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

        A SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE EGM IS ENTITLED, USING THE PROXY CARD PROVIDED, TO APPOINT ONE OR MORE PROXIES TO ATTEND, SPEAK AND VOTE INSTEAD OF HIM OR HER AT THE EGM. A PROXY NEED NOT BE A SHAREHOLDER OF RECORD.

Householding of Annual and Extraordinary Meeting Materials	49
Deadline for Submission of Shareholder Proposals for 2018 Annual Meeting of Shareholders	49
Important Notice of the Internet Availability of Proxy Materials for the Extraordinary General Meeting:	50

NABRIVA THERAPEUTICS PLC
25-28 North Wall Quay
Dublin 1, Ireland

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, SEPTEMBER 15, 2017

Information about the EGM and Voting

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "board of directors" or the "board") of Nabriva Therapeutics plc (the "Company," "Nabriva," "we" or "us") for use at the 2017 Extraordinary General Meeting of Shareholders (the "EGM") to be held on September 15, 2017, beginning at 3:00 p.m., Irish time (10:00 a.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland, and at any adjournment or postponement thereof. On August 4, 2017, the record date for the determination of shareholders entitled to vote at the EGM, there were outstanding and entitled to vote an aggregate of 26,838,260 of our ordinary shares, par value $0.01 per share ("ordinary shares"). Each ordinary share entitles the record holder thereof to one vote on each of the matters to be voted on at the EGM.

        On June 23, 2017, Nabriva, a public limited company organized under the laws of Ireland, became the successor issuer to Nabriva Therapeutics AG, a stock corporation organized under the laws of Austria ("Nabriva AG"), following the conclusion of a tender offer related to the exchange of American Depositary Shares and common shares of Nabriva AG for ordinary shares of Nabriva, which resulted in Nabriva, a new Irish holding company, becoming the ultimate holding company of Nabriva AG (the predecessor registrant and former ultimate holding company) and its subsidiaries, which we refer to as the Redomiciliation.

        Throughout this proxy statement, unless the context requires otherwise, all references to Nabriva Therapeutics plc, its board of directors, board committees, executive officers and directors, to its compensation and other policies, programs and reports on or prior to June 23, 2017 (the effective date of the Redomiciliation), refer to those of our predecessor, Nabriva AG.

        Your vote is important no matter how many shares you own.    Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

        If you are the "record holder" of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:

  (1)
  You may vote over the Internet.    You may vote your shares by following the "Vote by Internet" instructions on the enclosed proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card. The internet voting facilities for eligible shareholders of record will close at 6:00 a.m., Irish time (1:00 a.m., Eastern Time), the day of the EGM.

  (2)
  You may vote by telephone.    You may vote your shares by following the "Vote by Phone" instructions on the enclosed proxy card. If you vote by telephone, you do not need to vote over the Internet or complete and mail your proxy card. If you vote by telephone, your use of that telephone system, and specifically the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act of 2014, of each of Colin Broom, Gary Sender and Robert Crotty as your proxy to vote your shares on your behalf in accordance with your telephone instructions. The telephone voting facilities for eligible shareholders of record will close at 6:00 a.m., Irish time (1:00 a.m., Eastern Time), the day of the EGM.

  (3)
  You may vote by mail.    You may vote by completing, dating and signing the proxy card delivered with this proxy statement and promptly mailing it in the enclosed postage-paid envelope. If you vote by mail, you do not need to vote over the Internet or by telephone. We must receive the completed proxy card by 12:00 p.m., Irish time (7:00 a.m., Eastern Time), on September 15, 2017.

  (4)
  You may vote in person.    If you attend the EGM, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the EGM. Ballots will be available at the EGM.

        All proxies that are executed and delivered by mail or in person, or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Extraordinary General Meeting of Shareholders in accordance with the shareholders' instructions. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the board of directors' recommendations on such proposals as set forth in this proxy statement. All proxies will be forwarded to the Company's registered office electronically.

        After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the EGM by doing any one of the following things:

  •
  submitting a new proxy by following the "Vote by Internet" or "Vote by Phone" instructions on the enclosed proxy card at a date later than your previous vote but prior to the voting deadline (which is 6:00 a.m., Irish time (1:00 a.m., Eastern Time), the day of the EGM);

  •
  signing another proxy card and either arranging for delivery of that proxy card by mail prior to the start of the EGM, or by delivering that signed proxy card in person at the EGM;

  •
  giving our Secretary a written notice before or at the EGM that you want to revoke your proxy; or

  •
  voting in person at the EGM.

        Your attendance at the EGM alone will not revoke your proxy.

        If the shares you own are held in "street name" by a bank, broker or other nominee record holder, which we collectively refer to in this proxy statement as "brokerage firms," your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because most brokerage firms are member organizations of the New York Stock Exchange, or NYSE, the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you. Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but will not be allowed to vote your shares with respect to certain "non-discretionary" items. The ratification of KPMG LLP as our independent registered public accounting firm (Proposal 2) is a discretionary item under the NYSE rules, and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The election of the board of directors (Proposal 1) and approval of the adoption of the Company's 2017 Share Incentive Plan (Proposal 3) are "non-discretionary" items, meaning that if you do not instruct your brokerage firm on how to vote with respect to Proposal 1 or 3, your brokerage firm will not vote with respect to that proposal and your shares will be counted as "broker non-votes." "Broker non-votes" are shares that are held in "street name" by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

        If your shares are held in street name, you must bring an account statement from your brokerage firm showing that you are the beneficial owner of the shares as of the record date (August 4, 2017) to be admitted to the EGM. To be able to vote your shares held in street name at the EGM, you will need to obtain a proxy card from the holder of record.

Votes Required

        The holders of a majority of our ordinary shares issued and outstanding and entitled to vote at the EGM will constitute a quorum for the transaction of business at the EGM. Ordinary shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the EGM. The following votes are required for approval of the proposals being presented at the EGM:

        Proposal 1: To Elect the Board of Directors.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the election of a director nominee.

        Proposal 2: To Ratify the Selection of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the current fiscal year.

        Proposal 3: To Approve the Adoption of the Company's 2017 Share Incentive Plan.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of the adoption of the Company's 2017 Share Incentive Plan.

        Shares that abstain from voting as to a particular matter and shares held in "street name" by brokerage firms who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the proposals referenced above.

Important Notice Regarding the Availability of Proxy Materials
for the Extraordinary General Meeting of Shareholders
to be held on September 15, 2017
This proxy statement and our 2016 annual report to
shareholders are available at www.envisionreports.com/nbrv
for viewing, downloading and printing.

        A copy of Nabriva AG's Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any shareholder upon written or oral request to Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary, Telephone: (610) 816-6640.

CORPORATE GOVERNANCE

Board of Directors

        Set forth below are the names and certain biographical information about each member of our board of directors as of August 15, 2017. Each director was appointed effective June 23, 2017 following the Redomiciliation. All current members of the board of directors are standing for election at the EGM. The information presented includes each director's principal occupation and business experience for at least the past five years and the names of other public companies of which he or she has served as a director during the past five years. We believe that all of our directors possess the attributes and characteristics described in "—Board Processes—Director Nomination Process."

        Prior to the Redomiciliation, all our directors were members of the supervisory board of Nabriva AG, our predecessor, other than Colin Broom and Carrie Bourdow.

Name	Age	Position
Daniel Burgess(1)(3)	55	Director, Chairman of the Board
Colin Broom, MD	61	Director, Chief Executive Officer
Axel Bolte(2)	45	Director
Carrie Bourdow(2)	54	Director
Mark Corrigan, MD(3)	60	Director
Charles A. Rowland, Jr.(1)(2)	59	Director
George H. Talbot, MD	69	Director
Stephen Webster(1)(3)	56	Director

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating and corporate governance committee.

        Daniel Burgess has served on our board of directors since June 23, 2017. Mr. Burgess was previously elected as a member of the supervisory board of Nabriva AG in August 2016. Mr. Burgess has been a venture partner at SV Life Sciences since 2014. He was previously president and chief executive officer of Rempex Pharmaceuticals, an antibiotics company he co-founded in 2011 and that was subsequently sold to The Medicines Company in 2013. Prior to this, Mr. Burgess was president and chief executive officer of Mpex Pharmaceuticals from 2007 until its acquisition by Aptalis Inc. in 2011. He also served as chief operating officer and chief financial officer of Hollis-Eden Pharmaceuticals from 1999 to 2007 and chief financial officer at Nanogen Inc. from 1998 to 1999. Prior to this, Mr. Burgess spent 10 years at Gensia Sicor, Inc. (acquired by Teva Pharmaceutical Industries Ltd), where he held a variety of executive-level positions with responsibility for overall finance for the company. He began his career at Castle & Cooke, and Smith Barney, Harris Upham and Company. Mr. Burgess also is chairman of the board of directors of Atox Bio, a private biotechnology company, and of Pulmocide Ltd., a private drug discovery company; and a member of the boards of directors of Cidara Therapeutics, Inc., a public biotechnology company; Arbutus Biopharma Corp., a public biotechnology company; Arsanis Inc., a private biotechnology company; and Leiter's Inc., a private compounding pharmacy. Mr. Burgess was a member of the board of directors of Santarus, Inc., from 2004 until its acquisition in 2014 by Salix Pharmeceuticals Inc. (now Valeant Pharmaceuticals International, Inc.). He received his B.A. in economics from Stanford University and an M.B.A. from Harvard University. We believe Mr. Burgess is qualified to serve as a director because of his expertise and experience as an executive in the pharmaceutical industry and his educational background.

        Colin Broom has served on our board of directors since June 23, 2017 and as our chief executive officer since April 12, 2017. Dr. Broom was previously chief executive officer of Nabriva AG from August 2014 until the Redomiciliation. Prior to joining Nabriva AG, he served as chief scientific officer at ViroPharma Incorporated from 2004 until it was acquired by Shire plc in 2014. Dr. Broom served as vice president of clinical development and medical affairs in Europe for Amgen Inc. from 2000 to 2003 and previously held several leadership positions with Hoechst Marion Roussel (now Sanofi), SmithKline Beecham and Glaxo (now GlaxoSmithKline). Dr. Broom served as a member of the board of directors of NPS Pharmaceuticals, Inc. from 2009 until its acquisition by Shire in 2015. He is a member of the U.K. Royal College of Physicians and a fellow of the Faculty of Pharmaceutical Medicine. Dr. Broom received his B.Sc. from University College London and M.B.B.S. from St. George's Hospital Medical School. We believe that Dr. Broom is qualified to serve as a director due to his extensive experience in all stages of drug development and commercialization.

        Axel Bolte has served on our board of directors since June 23, 2017. He previously served on the supervisory board of Nabriva AG starting in 2007. Since February 2017, Mr. Bolte has been a venture partner at HBM Partners AG, a provider of investment advisory services in the life sciences industry, and he served as an investment advisor to HBM Partners AG since 2003. In February 2017, Mr. Bolte began serving as president and chief executive officer of Inozyme Pharma Inc. Previously, he was an investment manager at NMT New Medical Technologies AG from 2001 to 2003, and prior to that, Mr. Bolte served as a scientist at Serono SA. He currently serves on the board of directors of Inozyme Pharma Inc., Ophthotech Corporation and Tripex Pharmaceuticals, and previously served on the board of directors of PTC Therapeutics, Inc., Kolltan Pharmaceuticals, Inc. and Lux Biosciences. Mr. Bolte received a degree from the Swiss Federal Institute of Technology and an M.B.A. from the University of St. Gallen. We believe that Mr. Bolte is qualified to serve as a director because of his many years of service on our board, his extensive experience as a venture capital investor in the life sciences industry and his service on the boards of directors of other life sciences companies.

        Carrie Bourdow has served on our board of directors since June 23, 2017. Since May 2015, Ms. Bourdow has served as chief commercial officer of Trevena, Inc. Previously, she was vice president of marketing, reimbursement and operations at Cubist Pharmaceuticals, Inc. from May 2013 until it was acquired by Merck & Co., Inc. in 2015. Prior to joining Cubist, she spent more than 20 years at Merck, where she held various leadership positions including marketing lead for the U.S. hospital and anti-infectives franchise. Ms. Bourdow holds a B.A. degree from Hendrix College and an M.B.A. from Southern Illinois University. We believe Ms. Bourdow is qualified to serve as a director due to her extensive experience in the biopharmaceutical industry, including her experience with anti-infectives and with the commercialization of new drugs.

        Mark Corrigan has served on our board of directors since June 23, 2017. Dr. Corrigan was previously elected as a member of the supervisory board of Nabriva AG in August 2016. Since January 2015, Dr. Corrigan has been executive chairman of BlackThorn Therapeutics. Dr. Corrigan served as president and chief executive officer of Zalicus, Inc. from January 2010 until July 2014. Previously, Dr. Corrigan was executive vice president of research and development at the specialty pharmaceutical company Sepracor Inc., and prior to this, he spent 10 years with Pharmacia & Upjohn, most recently as Group Vice President of Global Clinical Research and Experimental Medicine. Before entering the healthcare industry, Dr. Corrigan was in academic research at the University of North Carolina at Chapel Hill School of Medicine, where he maintains a faculty appointment as Adjunct Professor in the Psychiatry Department. Dr. Corrigan currently serves on the boards of directors of BlackThorn Therapeutics, Inc., a private clinical-stage biopharmaceutical company, Novelin Therapeutics, Inc., a public biopharmaceutical company, Cardiome Pharma Corporation, a public biopharmaceutical company, Quartet Medicine, a private biotechnology company, and Accele BioPharma Inc., a private biopharmaceutical company, and previously served on the boards of directors of CoLucid Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc., Avanair Pharmaceuticals, Inc., and EPIRUS Biopharmaceuticals, Inc., where he served as chairman of the board of directors. Dr. Corrigan holds an M.D. from the University of Virginia and received specialty training in psychiatry at Maine Medical Center and Cornell University. We believe Dr. Corrigan is qualified to serve as a director due to his extensive experience in the biopharmaceutical industry as both an executive and a board member and because of his education and training.

        George H. Talbot has served on our board of directors since June 23, 2017. Dr. Talbot previously served on the supervisory board of Nabriva AG starting in 2009. Dr. Talbot has been the principal at Talbot Advisors LLC, a biopharmaceutical company consultancy, since 2007 and prior to that, from 2000 to 2006. From 2006 to 2007, he served as chief medical officer and executive vice president of Cerexa, Inc. prior to its acquisition by Forest Laboratories, Inc. Dr. Talbot also worked closely with Calixa Therapeutics, Inc. and Durata Therapeutics, Inc., prior to their acquisitions by Cubist Pharmaceuticals, Inc. and Actavis plc, respectively. He was an initial member of the Infectious Diseases Society of America's Antimicrobial Availability Task Force ("Bad Bugs, No Drugs") and recently completed a seven-year tenure as co-chair of the Foundation for the National Institutes of Health (FNIH) Biomarkers Consortium Projects for Endpoint Development in Acute Bacterial Skin and Skin Structure Infections, Community-acquired Bacterial Pneumonia, and Hospital-acquired Bacterial Pneumonia/Ventilator-associated Bacterial Pneumonia, which made evidence-based recommendations to the Food and Drug Administration for its Guidance development in these indications. Dr. Talbot received his B.A. from Wesleyan University, his M.D. from the Yale University School of Medicine, and his Infectious Diseases fellowship training at the University of Pennsylvania. After serving as a faculty member of the Infectious Diseases Section at the University of Pennsylvania, he joined the anti-infectives group at Rhone-Poulenc-Rorer in 1990. We believe that Dr. Talbot is qualified to serve as a director due to his education, training and extensive experience in the biopharmaceutical industry.

        Charles A. Rowland, Jr. has served on our board of directors since June 23, 2017. Mr. Rowland previously served on the supervisory board of Nabriva AG starting in January 2015. Mr. Rowland served as chief executive officer of Aurinia Pharmaceuticals Inc. from April 2016 to January 2017. Mr. Rowland previously served as vice president and chief financial officer of ViroPharma Incorporated from 2008 until it was acquired by Shire plc in 2014. Prior to joining ViroPharma, Mr. Rowland served as executive vice president and chief financial officer, as well as interim co-chief executive officer, for Endo Pharmaceuticals Inc. from 2006 to 2008 and chief financial officer at Biovail Corporation from 2004 to 2006. He previously held finance and operational positions of increasing responsibility at Breakaway Technologies, Inc., Pharmacia, Novartis International AG and Bristol-Myers Squibb Company. Mr. Rowland currently serves as a member of the board of directors for Blueprint Medicines Corporation, a public biopharmaceutical company, and Viking Therapeutics, a public, clinical-stage biopharmaceutical company, and previously served on the board of directors at Idenix Pharmaceuticals, Inc., Vitae Pharmaceuticals, Inc., Bind Therapeutics Inc. and Aurinia Pharmaceuticals Inc. Mr. Rowland received his B.S. from Saint Joseph's University and M.B.A. from Rutgers University. We believe that Mr. Rowland is qualified to serve as a director due to his extensive experience in pharmaceutical operations and all areas of finance and accounting.

        Stephen Webster has served on our board of directors since June 23, 2017. Mr. Webster was previously elected as a member of the supervisory board of Nabriva AG in August 2016. Mr. Webster has been chief financial officer of Spark Therapeutics since July 2014. He was previously senior vice president and chief financial officer of Optimer Pharmaceuticals, Inc. from June 2012 until its acquisition by Cubist Pharmaceuticals in November 2013. Prior to this, Mr. Webster served as senior vice president and chief financial officer of Adolor Corporation, also acquired by Cubist, from 2008 to 2011. Previously, Mr. Webster served as managing director, Investment Banking Division, Health Care Group for Broadpoint Capital Inc. (formerly First Albany Capital). He also was a co-founder and served as president and chief executive officer of Neuronyx, Inc. Prior to this, Mr. Webster held positions of increasing responsibility, including as director, Investment Banking Division, Health Care Group, for PaineWebber Incorporated. Mr. Webster is currently a member of the board of directors of Viking Therapeutics, Inc. He holds an A.B. in economics from Dartmouth College and an M.B.A. from the University of Pennsylvania. We believe that Mr. Webster is qualified to serve as a director due to his extensive experience in the biopharmaceutical industry, particularly his service as a chief financial officer and in other executive management roles.

Board Composition

        Our articles of association provide that the number of directors on our board will be not less than two and not more than 12, with the exact number determined by the board. Our board of directors is authorized for nine members, of which there are currently eight members and one vacancy. Our directors hold office for a term continuing until the next annual general meeting of shareholders or until the earlier of their resignation or removal.

        Our articles of association provide that the authorized number of directors may be changed only by resolution of our board of directors. Under the Irish Companies Act of 2014, and notwithstanding anything contained in our articles of association or in any agreement between us and a director, our shareholders may, by an ordinary resolution, remove a director from office before the expiration of his or her term at a meeting held on no less than 28 days' notice and at which the director is entitled to be heard. Our articles of association also provide that the office of a director will be vacated in certain circumstances including if the director is restricted or disqualified to act as a director under the Irish Companies Act of 2014, resigns his or her office by notice in writing, or is requested to resign in writing by not less than a majority of the other directors. Our board of directors may fill any vacancy occurring on the board of directors. If the board fills a vacancy, the director shall hold office until the next election of directors and until his or her successor shall be elected.

Board Determination of Independence

        Applicable NASDAQ rules require a majority of a listed company's board of directors to be comprised of independent directors within one year of listing. In addition, the NASDAQ rules require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable NASDAQ rules, a director will only qualify as an "independent director" if, in the opinion of the listed company's board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

        In June 2017, our board of directors undertook a review of the independence of each director, in connection with the appointment of directors upon the completion of the Redomiciliation. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board has determined that each of our directors, with the exception of George H. Talbot and Colin Broom, is an "independent director" as defined under applicable NASDAQ rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board considered the relationships that each such director has with us, including each of the transactions described below in "—Board Policies—Related Person Transactions—Certain Relationships and Related Transactions," and all other facts and circumstances that our board deemed relevant in make such independence determination.

How Our Board Is Organized

Board Leadership Structure

        Mr. Burgess serves as chairman of our board of directors and Dr. Broom serves as our chief executive officer. We believe that having an independent director serve as our chairman allows our chief executive officer to focus on our business, while allowing the chairman of the board to fulfill a fundamental leadership role of providing advice to and independent oversight of our board.

        Our chief executive officer devotes a substantial amount of time and effort to his position. The chairman of the board role requires significant additional commitment, particularly as the board's oversight responsibilities continue to grow. Our board is committed to practicing good corporate governance and believes that having an independent non-executive director serving as chairman is the appropriate leadership structure for the company. The nominating and corporate governance committee periodically assesses the board's leadership structure and whether the board's leadership structure is appropriate given the specific characteristics or circumstances of the company at that time.

  Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates under a charter that has been approved by our board. Copies of the committee charters are posted under the heading "Corporate Governance" on the Investor section of our website, which is located at http://investors.nabriva.com.

  Audit Committee

        Our audit committee consists of Charles A. Rowland, Jr., Daniel Burgess and Stephen Webster, and Charles A. Rowland, Jr. is the chair of the audit committee. The audit committee oversees our accounting and financial reporting processes and the audits of our consolidated financial statements. The audit committee is responsible for, among other things:

  •
  making recommendations to our board regarding the ratification by the annual general meeting of shareholders of our independent auditors;

  •
  overseeing the work of the independent auditors, including resolving disagreements between management and the independent auditors relating to financial reporting;

  •
  pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

  •
  reviewing the independence and quality control procedures of the independent auditors;

  •
  reviewing and approving all proposed related-party transactions;

  •
  discussing the annual audited consolidated and statutory financial statements with management;

  •
  annually reviewing and reassessing the adequacy of our audit committee charter;

  •
  meeting separately with the independent auditors to discuss critical accounting policies, recommendations on internal controls, the auditor's engagement letter and independence letter and other material written communications between the independent auditors and the management; and

  •
  attending to such other matters as are specifically delegated to our audit committee by our board from time to time.

        Our Board has determined that Charles A. Rowland, Jr. is an "audit committee financial expert" as defined in the applicable SEC rules.

        The audit committee of Nabriva AG met five times in 2016.

  Compensation Committee

        Our compensation committee consists of Axel Bolte, Carrie Bourdow and Charles A. Rowland, Jr., and Axel Bolte is the chair of the compensation committee. The compensation committee assists the board in reviewing and approving or recommending our compensation structure, including all forms of compensation relating to our directors and management. The compensation committee is responsible for, among other things:

  •
  reviewing and making recommendations to the board with respect to compensation of our board of directors and management;

  •
  reviewing and approving the compensation, including equity compensation, change-of-control benefits and severance arrangements, of our chief executive officer, chief financial officer and such other members of our management as it deems appropriate;

  •
  overseeing the evaluation of our management;

  •
  reviewing periodically and making recommendations to our board with respect to any incentive compensation and equity plans, programs or similar arrangements;

  •
  exercising the rights of our board under any equity plans, except for the right to amend any such plans unless otherwise expressly authorized to do so; and

  •
  attending to such other matters as are specifically delegated to our compensation committee by our board from time to time.

        The compensation committee of Nabriva AG met three times in 2016.

  Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee consists of Daniel Burgess, Mark Corrigan and Stephen Webster, and Daniel Burgess is the chair of the nominating and corporate governance committee. The nominating and corporate governance committee assists the board in selecting individuals qualified to become our directors and in determining the composition of the board and its committees. The nominating and corporate governance committee is responsible for, among other things:

  •
  recommending to the board persons to be nominated for election or re-election to the board at any meeting of shareholders;

  •
  overseeing the board's annual review of its own performance and the performance of its committees; and

  •
  considering, preparing and recommending to the board a set of corporate governance guidelines.

        The nominating and corporate governance committee of Nabriva AG met twice in 2016.

Compensation Committee Interlocks and Insider Participation

        For the fiscal year ended December 31, 2016, the members of the compensation committee of Nabriva AG, our predecessor, were Axel Bolte (chair), Chau Khuong and Charles Rowland, Jr. No member of our compensation committee (including the compensation committee of Nabriva AG) is, or has been, an officer or employee of ours or any subsidiary of ours. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity that had one or more executive officers serving as a director or member of our compensation committee during the year ended December 31, 2016.

Board Meetings and Attendance

        The supervisory board of Nabriva AG, our predecessor, met 14 times during 2016 and acted by written consent four times. During 2016, each supervisory board member of Nabriva AG attended at least 75% of the aggregate of the number of board meetings held during his or her term, and of the meetings held by all committees of the board on which he or she then served.

        Our directors are expected to attend our annual general meeting of shareholders. In August 2016, all of our then-current directors attended the general meeting of shareholders of Nabriva AG either in person or by telephone.

Board Processes

Oversight of Risk

        Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board oversees risk management activities relating to business strategy, acquisitions, capital raising and allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our nominating and corporate governance committee oversees risk management activities relating to board composition; and our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning. Each committee reports to the full board on a regular basis, including reports with respect to the committee's risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board discuss such risks.

Director Nomination Process

        The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to directors and others for recommendations, evaluation of the performance on our board and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board, interviews of selected candidates by members of the committee and our board.

        In considering whether to recommend any candidate for inclusion in our board's slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described below under "—Corporate Governance Guidelines". Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment and a commitment to understand our business and industry.

        In 2016, the nominating and corporate governance committee engaged two search firms to identify and evaluate potential director candidates and Messrs. Burgess and Webster and Dr. Corrigan were identified as potential director nominees through these efforts.

        All of the director nominees are currently members of our board of directors. The nominee biographies under "—Board of Directors" indicate the experience, qualifications, attributes and skills of each of our current directors that led our nominating and corporate governance committee and our board to conclude such director should continue to serve as one of our directors. Our nominating and corporate governance committee and our board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and that the nominees as a group possess the skill sets and specific experience desired for our board.

        Our nominating and corporate governance committee considers the value of diversity when selecting nominees, and believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

        Shareholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the shareholder or group of shareholders making the recommendation, including the number of ordinary shares owned by such shareholder or group of shareholder, to us at Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our articles of association and must be received by us no later than the date referenced below in "Other Matters—Deadline for Submission of Shareholder Proposals for 2018 Annual General Meeting of Shareholders." Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications with Our Directors

        Our board of directors will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. The chairman of the board, or otherwise the chair of the nominating and corporate governance committee, is primarily responsible for monitoring communications from shareholders and other interested parties and provides copies or summaries of such communications to the other directors as he considers appropriate. Shareholders who wish to communicate with our board of directors may do so by addressing such communications to Board of Directors, c/o Secretary, Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland. Communications will be forwarded to other directors if they relate to substantive matters that the chairman of the board or chair of the nominating and corporate governance committee considers appropriate for attention by the other directors.

Corporate Governance Guidelines

        Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the company and its shareholders. The guidelines provide that:

  •
  our board's principal responsibility is to oversee the management of the company;

  •
  a majority of the directors must be independent directors;

  •
  the independent directors meet in executive session at least twice a year;

  •
  directors have full and free access to management and, as necessary, independent advisors;

  •
  new directors participate in an orientation program; and

  •
  our board will conduct a periodic self-evaluation to determine whether it and its committees are functioning effectively.

        A copy of the corporate governance guidelines is posted under the heading "Corporate Governance" on the Investor Relations section of our website, which is located at http://investors.nabriva.com.

Board Policies

  Related Person Transactions

        Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which the company is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% shareholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our chief financial officer or general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of such transaction.

        Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

  •
  a transaction that is specifically contemplated by provisions of our memorandum and articles of association.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee's charter.

        In addition, under our Code of Business Conduct and Ethics, our directors, executive officers and employees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

  Certain Relationships and Related Transactions

        Since January 1, 2016, we have engaged in the following transactions with our executive officers, directors and holders of more than 5% of our voting securities, and affiliates of our executive officers, directors and 5% shareholders. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties:

December 2016 Financing

        In December 2016, Nabriva AG completed a rights offering and a related underwritten offering for the sale of an aggregate of 588,127 Nabriva AG common shares (including common shares represented by American Depositary Shares, or ADSs). In connection with such offerings, our chief executive officer and our principal shareholders and their affiliated entities purchased an aggregate of 102,077 common shares at a purchase price of €40.14 per common share and an aggregate of 2,865,277 ADSs (representing approximately 286,528 common shares) at a purchase price of $4.32 per ADS. The following table sets forth the aggregate number of common shares and ADSs that our chief executive officer and our principal shareholders and their affiliated entities purchased.

Beneficial Owner	Number of Nabriva AG Common Shares Purchased	Number of Nabriva AG ADSs Purchased
OrbiMed Private Investments V, L.P	48,487	362,940
venBio	—	1,045,092
Entities affiliated with Vivo Capital	53,590	333,959
Novo A/S	—	1,089,244
Colin Broom	—	34,042

  Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics is applicable to all of our directors, officers and employees and is available on our website at http://investors.nabriva.com. Our Code of Business Conduct and Ethics provides that our directors, officers and employees are expected to avoid any action, position or interest that conflicts with the interests of our company or gives the appearance of a conflict. We expect that any amendment to this code, or any waivers of its requirements, will be disclosed on our website. Information contained on, or that can be accessed through, our website is not incorporated by reference into this document, and you should not consider information on our website to be part of this document.

EXECUTIVE OFFICERS

        The following table sets forth information regarding our executive officers as of August 15, 2017:

Name	Age	Position
Colin Broom	61	Chief Executive Officer
Robert Crotty	44	General Counsel and Secretary
Steven Gelone	49	Chief Scientific Officer
Francesco Maria Lavino	44	Chief Commercial Officer
Elyse Seltzer	52	Chief Medical Officer
Gary Sender	55	Chief Financial Officer

        In addition to the biographical information for Dr. Broom, which is set forth above under "Corporate Governance—Board of Directors," set forth below is certain biographical information about Drs. Seltzer and Gelone and Messrs. Crotty, Lavino and Sender:

        Robert Crotty has served as our general counsel and secretary since June 23, 2017. Mr. Crotty joined Nabriva AG as general counsel and secretary prior to the Redomiciliation on June 14, 2017. Previously, Mr. Crotty served as vice president, general counsel, chief compliance officer and secretary of Vernalis Therapeutics, Inc. from January 2016 to June 2017. Prior to joining Vernalis, Mr. Crotty held several positions at Dendreon Corporation from April 2012 to July 2015, including president, general counsel and secretary from February 2015 to July 2015, executive vice president, general counsel and secretary from March 2014 to February 2015, and vice president, assistant general counsel and assistant secretary from April 2012 to February 2014. Before Dendreon, Mr. Crotty was senior counsel at NPS Pharmaceuticals from 2009 until 2012 and at ImClone Systems, Inc. from 2006 to 2009. Prior to going in-house, Mr. Crotty was an associate at Morgan, Lewis & Bockius and Norton Rose Fulbright. Mr. Crotty received his B.A. from Princeton University and J.D from University of Pennsylvania.

        Steven Gelone has served as our chief scientific officer since June 30, 2017. Dr. Gelone previously served as Nabriva AG's chief development officer and head of business development from 2014 until the Redomiciliation and our chief development officer from the Redomiciliation until June 30, 2017. Prior to joining Nabriva AG, he served as head of clinical research and development at Spark Therapeutics, Inc. in 2014 and vice president of clinical and preclinical development at ViroPharma Incorporated from 2005 to 2014. Dr. Gelone also served as director of medical affairs at Vicuron Pharmaceuticals from 2002 to 2003 and director of clinical pharmacology and experimental medicine at GlaxoSmithKline Pharmaceuticals from 2000 to 2002. Dr. Gelone received his B.S. Pharm. and Pharm.D. from Temple University.

        Francesco Maria Lavino has served as our chief commercial officer since July 10, 2017. Previously, Mr. Lavino served as associate vice president and global brand leader for the anti-infective portfolio at Merck &Co. from September 2015 to July 2017. Prior to Merck, Mr. Lavino was vice president of international marketing for Cubist Pharmaceuticals from December 2013 until September 2015. Before joining Cubist, Mr. Lavino spent 10 years with Merck & Co. in various roles, including serving as executive director and global brand leader for Merck's anti-fungal portfolio from January 2011 to November 2013. Mr. Lavino began his career in pharmaceutical sales at UCB S.A. and 3M Company in Italy. He has a B.A. in Pharmacy from the Federico II University of Napoli, Italy and an M.B.A. from SDA Bocconi School of Management in Milan, Italy.

        Elyse G. Seltzer has served as our chief medical officer since June 23, 2017. Dr. Seltzer previously served as Nabriva AG's chief medical officer from May 2015 until the Redomiciliation. Prior to joining Nabriva AG, she held several positions at GlaxoSmithKline from 2009 to 2015, including vice president of global clinical sciences and operations from 2014 to 2015, vice president of therapeutic area delivery from 2012 to 2013 and vice president of cardiovascular metabolic operations and clinical head of cardiovascular metabolic from 2009 to 2011. She also served as chief medical officer and vice president of clinical development and medical affairs at Tengion, Inc. from 2006 to 2009. Prior to working in the pharmaceutical industry, Dr. Seltzer was an attending physician and practiced clinical infectious diseases medicine. Dr. Seltzer received her B.A. from the University of Pennsylvania, her M.D. from the New York University School of Medicine and completed her training in infectious diseases at Yale—New Haven Hospital.

        Gary Sender has served as our chief financial officer since April 12, 2017. Mr. Sender previously served as our chief financial officer from May 2016 until the Redomiciliation. Prior to joining Nabriva AG, he served as chief financial officer and executive vice president at Synergy Pharmaceuticals from 2015 to 2016. From 2009 until 2015, Mr. Sender served as senior vice president, Finance at Shire plc., supporting its Specialty Pharmaceuticals business and subsequently its Global Commercial businesses. He was responsible for financial management and support of all commercial areas of Shire's Specialty Pharmaceutical and Rare Disease businesses, with an emphasis on resource allocation, financial forecasting, business cases and mergers and acquisitions. Prior to joining Shire, Mr. Sender was the founding CFO of Tengion, Inc. Mr. Sender also spent 15 years in a number of leadership roles within Merck. Mr. Sender received his B.S. from Boston University and an M.B.A from Carnegie-Mellon University.

EXECUTIVE AND DIRECTOR COMPENSATION

        On June 23, 2017, Nabriva Therapeutics plc, or Nabriva, a public limited company organized under the laws of Ireland, became the successor issuer to Nabriva Therapeutics AG, or Nabriva AG, a stock corporation organized under the laws of Austria, following the conclusion of a tender offer related to the exchange of American Depositary Shares and common shares of Nabriva AG for ordinary shares of Nabriva, which resulted in Nabriva, a new Irish holding company, becoming the ultimate holding company of Nabriva AG (the predecessor registrant and former ultimate holding company) and its subsidiaries, which we refer to as the Redomiciliation. Subject to a few exceptions noted herein, the compensation programs of Nabriva AG generally continue to remain in place for Nabriva.

Executive and Director Compensation Processes

        Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our full board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of our executive compensation program.

        In designing our executive compensation program, our compensation committee considers publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Since 2016, our compensation committee has retained Radford, a part of Aon Hewitt, a business unit of Aon plc, as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The committee also has retained Radford for guidelines and review of non-employee director compensation. Although our compensation committee considers the advice and guidelines of Radford as to our executive compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

        The compensation committee reviewed information regarding the independence and potential conflicts of interest of Radford, taking into account, among other things, the factors set forth in the NASDAQ listing standards. Based on such review, the committee concluded that the engagement of Radford did not raise any conflict of interest. Outside of services provided for the compensation committee, the compensation consultant provided nominal additional services to the company in 2016 related to benchmarking data with respect to certain non-executive positions in an effort to ensure that our compensation practices are competitive so that we can attract, reward, motivate and retain all employees. The total amount paid to Radford in connection with these additional engagements was less than $120,000 in 2016.

        Our director compensation program is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director compensation and makes recommendations to the supervisory board with respect thereto.

Summary Compensation Table

        Our "named executive officers" for the year ended December 31, 2016 were as follows: Dr. Broom, our chief executive officer; Dr. Seltzer, our chief medical officer and Mr. Wolf, Nabriva AG's former general counsel. The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2016 and December 31, 2015.

Name and principal position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Colin Broom	2016	431,766	183,501	506,756	43,371	1,165,394
Chief Executive Officer	2015	413,592	154,526	2,744,609	39,587	3,352,314
Elyse Seltzer	2016	365,160	108,365	187,600	—	661,125
Chief Medical Officer(4)	2015	236,378	70,332	686,133	—	992,843
Peter Wolf	2016	323,200	96,152	187,600	25,866	632,818
General Counsel(5)	2015	82,411	24,517	198,715	5,912	311,555

(1)
The amounts reported in the "Non-Equity Incentive Plan Compensation" column represent awards to our named executive officers under our annual cash bonus program.

(2)
The amounts reported in the "Option Awards" column reflect the aggregate fair value of share-based compensation awarded during the year computed in accordance with the provisions of ASC Topic 718. See Note 11 to the consolidated audited financial statements in Nabriva AG's Annual Report on Form 10-K for the year ended December 31, 2016, regarding assumptions underlying the valuation of equity awards.

(3)
The compensation included in the "All Other Compensation" column consists of amounts we contributed to our 401(k) plan and medical insurance premiums paid by us on behalf of such individual.

(4)
Dr. Seltzer was appointed as the chief medical officer of Nabriva AG on May 4, 2015.

(5)
Mr. Wolf was appointed as the general counsel of Nabriva AG on September 28, 2015. Mr. Wolf resigned, effective February 7, 2017, to pursue other opportunities.

Narrative Disclosure to Summary Compensation Table

  Base Salary

        In 2016, we paid annualized base salaries of $436,000 to Dr. Broom; $368,740 to Dr. Seltzer; and $323,200 to Mr. Wolf. In 2015, we paid annualized base salaries of $414,000 to Dr. Broom; $358,000 to Dr. Seltzer; and $320,000 to Mr. Wolf.

        In February 2017, our board of directors, following approval and recommendation from the compensation committee and consistent with the recommendations of the compensation committee's independent compensation consultant, approved an increase to the base salaries of our named executive officers for 2017 as follows: $457,800 for Dr. Broom and $394,552 for Dr. Seltzer. As Mr. Wolf had already announced his resignation from Nabriva AG, which became effective on February 7, 2017, he did not receive a base salary increase for 2017. The board also approved 2017 base salaries for Dr. Gelone, our chief development officer, of $353,280 and Mr. Sender, our chief financial officer, of $360,500, which also were consistent with the recommendation of the compensation committee's independent consultant.

        None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

  Annual Performance-Based Compensation

        Our executive officers, which include the named executive officers, participate in our performance-based bonus program. All annual cash bonuses for our executives under the performance-based bonus program are tied to the achievement of strategic and operational corporate goals for the company, which are set by the compensation committee and approved by the board. There are no discretionary individual goals under the bonus program. The 2016 strategic and operational goals for Nabriva AG related to the following objectives:

  •
  corporate strategy and financial reach, including executing on financing plans, grant opportunities and development program objectives;

  •
  clinical development, including executing on both our Phase 3 clinical trials and critical path regulatory activities;

  •
  chemistry, manufacturing, and control (CMC), specifically keeping critical path activities for regulatory filing and potential commercial launch on track;

  •
  discovery programs, specifically identifying feasibility and intellectual property differentiation of additional compounds; and

  •
  communications, including enhancing communications with key stakeholders.

        Under their respective employment agreements, the annual target bonus for Dr. Broom is 50% of his current base salary and the annual target bonus for each of Mr. Sender, Dr. Seltzer, Dr. Gelone, Mr. Crotty and Mr. Lavino is 35% of their respective current base salaries. The annual target bonus for Mr. Wolf was 35% of his then-current base salary.

        At a meeting held in January 2017, our compensation committee reviewed the accomplishments of the named executive officers as measured against the aforementioned 2016 goals. The compensation committee reviewed whether each goal had been obtained and the weight such goals should be given in determining the bonus payout for 2016 performance. Based on its review, the compensation committee recommended an 85% payout of the target bonuses for 2016, which was approved by the board on February 7, 2016. Accordingly, the 2016 bonus payouts were $183,501 for Dr. Broom, $108,635 for Dr. Seltzer and $96,152 for Mr. Wolf, who remained employed with us through such time.

  Equity Incentive Awards

        We believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our shareholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incents our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, which includes the named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options. We also generally make stock option grants to new executive officers in connection with the commencement of their employment.

        We have historically granted stock options with exercise prices that are set at no less than the fair market value of the underlying award on the date of grant, as determined by contemporaneous valuations and reviewed and approved by our compensation committee or our board.

        On February 7, 2017, our board of directors granted stock options under the Stock Option Plan 2015 to Drs. Broom and Seltzer. Mr. Wolf did not receive a grant as he had resigned from the Company, effective February 7, 2017. Vesting of the options began on February 28, 2017 and will end on February 28, 2021. Twenty-five percent (25%) of the option will vest on February 28, 2018, and the remaining seventy-five percent (75%) will vest on a monthly pro-rata basis over the remaining vesting period. Prior to the Redomiciliation, each of the option awards had an exercise price of €79.63 ($85.00) per share, which was the equivalent of the closing sale price of Nabriva AG's common shares underlying its American Depositary Shares on the NASDAQ Global Market on the grant date. Following the Redomiciliation and effective June 23, 2017, each of Nabriva AG's Stock Option Plan 2007 and Stock Option Plan 2015 was amended to take account of certain requirements under Irish law, and we assumed the existing awards thereunder. In connection with such amendment and assumption, each outstanding stock option granted under the Stock Option Plan 2015 was substituted for an economically identical option, denominated in our ordinary shares, with each option to acquire one Nabriva AG common share becoming an option to acquire ten of our ordinary shares on the same terms and conditions. Prior to the Redomiciliation, the options also had a grant date fair value of €44.36 ($47.35) per share, as determined in accordance with ASC Topic 718. The following table sets forth the number of our ordinary shares now issuable upon exercise of the stock options granted in 2017:

Name	Option Award (#)
Colin Broom	261,000
Elyse Seltzer	113,000

        On February 5, 2016, our board of directors granted stock options under the Stock Option Plan 2015 to each of our named executive officers. Vesting began on February 29, 2016 and will end on February 29, 2020. Twenty-five percent (25%) of the option vested on February 28, 2017, and the remaining seventy-five percent (75%) vests on a monthly pro-rata basis over the remaining vesting period. Prior to the Redomiciliation, each of the option awards had an exercise price of €74.45 ($83.40) per share, which was the equivalent of the closing sale price of Nabriva AG's common shares underlying its American Depositary Shares on the NASDAQ Global Market on the grant date. Prior to the Redomiciliation, the options also had a grant date fair value of €45.51 ($50.98) per share, as determined in accordance with ASC Topic 718. The following table sets forth the number of ordinary shares now issuable upon exercise of the stock options granted in 2016:

Name	Option Award (#)
Colin Broom	151,000
Elyse Seltzer	55,900
Peter Wolf	55,900

Outstanding Equity Awards as of December 31, 2016

        The following table sets forth information regarding outstanding stock options held by our named executive officers as of December 31, 2016, as adjusted to reflect our assumption of the option granted under the Stock Option Plan 2007 and Stock Option Plan 2015 in connection with the Redomiciliation, with each option to acquire one Nabriva AG common share becoming an option to acquire ten of our ordinary shares on the same terms and conditions:

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price (€)	Option expiration date
Colin Broom	92,330	65,940	(1)	66.18	7/5/2025
	69,740	127,160	(2)	66.18	7/5/2025
		151,000	(3)	74.45	2/4/2026
Elyse Seltzer	35,150	53,640	(4)	66.18	7/5/2025
		55,900	(5)	74.45	2/4/2026
Peter Wolf(8)	17,190	37,810	(6)	84.80	9/29/2025
		55,900	(7)	74.45	2/4/2026

(1)
Dr. Broom's option to purchase 158,270 of our ordinary shares vests over four years, with 25% of the options vesting on August 31, 2015, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(2)
Dr. Broom's option to purchase 196,900 of our ordinary shares vests over four years, with 25% of the options vesting on July 31, 2016, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(3)
Dr. Broom's option to purchase 151,000 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2017, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(4)
Dr. Seltzer's option to purchase 88,790 of our ordinary shares vests over four years, with 25% of the options vesting on May 31, 2016, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(5)
Dr. Seltzer's option to purchase 55,900 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2017, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(6)
Mr. Wolf's option to purchase 55,000 of our ordinary shares vests over four years, with 25% of the options vesting on September 30, 2016, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(7)
Mr. Wolf's option to purchase 55,900 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2017, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(8)
Mr. Wolf's unvested stock options were forfeited upon his resignation from the company effective February 7, 2016.

Employment Agreements with Executive Officers

Agreement with Colin Broom, Chief Executive Officer and Director

        Dr. Broom was appointed chief executive officer of Nabriva AG and entered into an employment agreement dated and effective as of August 28, 2014, which was amended and restated as of June 17, 2016. He was appointed our chief executive officer on April 12, 2017 and also serves on our board. His employment agreement automatically renews each August 28 for an additional one-year term, unless either we or Dr. Broom timely provide a notice of non-renewal, as described below.

        The employment agreement, and Dr. Broom's employment, may be terminated as follows: (1) either party may notify the other, in writing and not less than 90 days prior to the applicable term's expiration date, of its intention not to renew the term of employment; (2) upon Dr. Broom's death or "disability" (as disability is defined in his employment agreement); (3) at our election, with or without "cause" (as cause is defined in his employment agreement); and (4) at Dr. Broom's election, with or without "good reason" (as good reason is defined in his employment agreement).

        In the event of the termination of Dr. Broom's employment by us without cause, including as a result of a termination of his employment following our delivery to Dr. Broom of a notice of non-renewal, or by him for good reason prior to, or more than twelve months following, a "change in control" (as change in control is defined in his employment agreement), Dr. Broom will be entitled to his base salary that has accrued and to which he is entitled as of the termination date. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, he is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 18 months (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following his date of termination, (3) a lump sum payment equal to any earned but unpaid annual bonus for a previously completed calendar year and (4) a lump sum payment equal to a prorated annual bonus for the year in which Dr. Broom's employment is terminated based on the number of days he provided services to us during the year in which his employment is terminated.

        In the event of the termination of Dr. Broom's employment by us without cause, including as a result of a termination of his employment following our delivery to Dr. Broom of a notice of non-renewal, or by him for good reason prior to, or by him for good reason within twelve months following a change in control, subject (as described above with respect to certain payments), to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, Dr. Broom would be entitled to the same payments and benefits as described in the preceding paragraph, except that, in lieu of a pro-rated annual bonus payment, he would be entitled to receive a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated and he shall also be entitled to full vesting acceleration of his then-unvested equity awards, whether granted under the Stock Option Plan 2015 or any successor equity incentive plan, such that his equity awards become fully exercisable and non-forfeitable as of the termination date.

        If Dr. Broom's employment is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by Dr. Broom without good reason, our obligations under the employment agreement cease immediately, and Dr. Broom is only entitled to his base salary that has accrued and to which he is entitled as of the termination date and solely if his employment is terminated as a result of his death or disability, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, he or his estate, as applicable, is entitled to any earned but unpaid annual bonus from a previously completed calendar year.

        Pursuant to his amended and restated employment agreement, Dr. Broom is entitled to receive an annual base salary of $435,999. His base salary is reviewed by our compensation committee and the board of directors in the first quarter of each fiscal year and any adjustment to his base salary is retroactively effective to the first day of such fiscal year. In addition, Dr. Broom is eligible for an annual discretionary bonus of 50% of his current base salary. He is also eligible to receive equity awards at such times and on such terms and conditions as the Board may determine and is also entitled to participate in any and all benefit programs that we make available to our named executive officers, for which he may be eligible, under the plan documents governing such programs.

        As a condition of his employment, Dr. Broom signed a proprietary rights, non-disclosure and developments agreement.

Agreements with other Executive Officers

        Mr. Sender was appointed chief financial officer of Nabriva AG and entered into an employment agreement dated and effective as of May 2, 2016. He was appointed our chief financial officer on April 12, 2017. Dr. Seltzer was appointed chief medical officer of Nabriva AG and entered into an employment agreement dated and effective as of April 14, 2015, which was amended and restated as of May 26, 2016. Dr. Gelone was appointed chief development officer and entered into an employment agreement dated and effective as of December 1, 2014, which was amended and restated as of May 26, 2016. Mr. Crotty was appointed general counsel and secretary of Nabriva AG and entered into an employment agreement dated and effective as of June 14, 2017. Dr. Seltzer was appointed as our chief medical officer, Dr. Gelone was appointed as our chief development officer and Mr. Crotty was appointed our general counsel and secretary effective as of June 23, 2017. Dr. Gelone was subsequently appointed our chief scientific officer on June 30, 2017. Mr. Lavino was appointed our chief commercial officer and entered into an employment agreement dated and effective as of July 10, 2017. Each of these employment agreements provides that such executive officer is an at-will employee, and his or her employment with us can be terminated by the respective executive officer or us at any time and for any reason.

        The employment agreements and the employment of each of Mr. Sender, Dr. Seltzer, Dr. Gelone, Mr. Crotty and Mr. Lavino may be terminated in one of three ways: (1) upon the death or "disability" (as disability is defined in the applicable employment agreement) of such executive officer; (2) at our election, with or without "cause" (as cause is defined in the applicable employment agreement); and (3) at such executive officer's election, with or without "good reason" (as good reason is defined in the applicable employment agreement).

        In the event of the termination of such executive officer's employment by us without cause or by him or her for good reason prior to, or more than twelve months following, a "change in control" (as change in control is defined in the applicable employment agreement), such executive officer will be entitled to his or her base salary that has accrued and to which he or she is entitled as of the termination date. In addition, subject to such executive officer's execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer is entitled to (1) continued payment of such executive officer's base salary, in accordance with our regular payroll procedures, for a period of 12 months, (2) provided he or she is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees, who receive the same type of coverage, for a period of up to 12 months following the date of termination, (3) a lump sum payment equal to any earned but unpaid annual bonus for a previously completed calendar year and (4) a lump sum payment equal to a prorated annual bonus for the year in which such executive officer's employment is terminated based on the number of days such executive officer provided services to us during the year in which such executive officer's employment is terminated.

        In the event of the termination of the executive officer's employment by us without cause or by him or her for good reason within twelve months following a change in control, subject (as describe above with respect to certain payments) to such executive officer's execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer will be entitled to the same payments and benefits as described in the preceding paragraph, except that, in lieu of a pro-rated annual bonus payment, such executive officer will be entitled to receive a lump sum payment equal to 100% of such executive officer's target bonus for the year in which his or her employment is terminated, and such executive officer shall also be entitled to full vesting acceleration of his or her then-unvested equity awards, whether granted under the Stock Option Plan 2015 or any successor equity incentive plan, such that his or her equity awards become fully exercisable and non-forfeitable as of the termination date.

        If such executive officer's employment is terminated for any other reason, including as a result of his or her death or disability, for cause, or voluntarily by such executive officer without good reason, our obligations under the applicable employment agreement cease immediately, and such executive officer is only entitled to his or her base salary that has accrued and to which he or she is entitled as of the termination date and, solely if such executive officer's employment is terminated as a result of his or her death or disability and subject to his or her execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer or the estate of such executive officer, as applicable, is entitled to any earned but unpaid annual bonus from a previously completed calendar year.

        Pursuant to their respective employment agreements, each of these executive officers is entitled to an annual base salary, as follows: Mr. Sender: $360,500; Dr. Seltzer: $394,552; Dr. Gelone: $390,000; Mr. Crotty: $325,000 and Mr. Lavino: $350,000. Such base salary is reviewed by our compensation committee and the board of directors in the first quarter of each fiscal year and any adjustment to such base salary is retroactively effective to the first day of such fiscal year. In addition, such executive officers are eligible for an annual discretionary bonus of 35% of their current base salary. Each executive officer is also eligible to receive equity awards at such times and on such terms and conditions as the Board may determine and is also entitled to participate in any and all benefit programs that we make available to our executive officers, for which he or she may be eligible, under the plan documents governing such programs.

        As a condition to their employment, each of Mr. Sender, Dr. Seltzer, Dr. Gelone, Mr. Crotty and Mr. Lavino signed a proprietary rights, non-disclosure and developments agreement.

Agreement with Peter Wolf, former General Counsel

        Mr. Wolf was appointed general counsel of Nabriva AG and entered into an employment agreement dated and effective as of September 24, 2015, which was amended and restated as of May 26, 2016. Mr. Wolf resigned as general counsel, effective February 7, 2017. Under his amended and restated employment agreement, he was entitled to an annual base salary of $323,200. In addition, for 2016, Mr. Wolf was eligible for an annual discretionary bonus of up to 35% of his current base salary, for which he was awarded a bonus of $96,152. Upon his resignation, Mr. Wolf was not entitled to any additional compensation, other than his base salary that had accrued as of the effective date of his resignation, and he forfeited all of his unvested stock options.

Equity Incentive Plans

        In this section, we describe our Stock Option Plan 2007 and our Stock Option Plan 2015. Prior to the Redomiciliation, Nabriva AG granted awards to eligible recipients under both the Stock Option

Plan 2007 and the Stock Option Plan 2015. In connection with the Redomiciliation, both plans were amended to take account of certain requirements under Irish law and assumed by us, with each option to acquire one Nabriva AG common share becoming an option to acquire ten of our ordinary shares on the same terms and conditions. We currently make option grants to eligible recipients solely under the Stock Option Plan 2015.

Stock Option Plan 2015

        The Stock Option Plan 2015 provides for the grant of options to purchase our ordinary shares to our employees, including executive officers, and to directors. As of July 15, 2017, under our Stock Option Plan 2015, there were options to purchase an aggregate of 2,834,060 of our ordinary shares at a weighted average exercise price of $8.17 per share and 604,930 ordinary shares were available for issuance under the plan. Unless the context specifically indicates otherwise, references to our Stock Option Plan 2015 in this proxy statement refer to the Stock Option Plan 2015, as amended and adopted by us.

        Options granted under the Stock Option Plan 2015 entitle beneficiaries thereof to purchase our ordinary shares at an exercise price equal to 100% of the fair market value per share on the beneficiary's date of participation, which following the Redomciliation will be derived from the closing sale price of our ordinary shares on the NASDAQ Global Market. Options granted under the Stock Option Plan 2015 generally vest over four years from the beneficiary's date of participation. Typically, 25% of the options subject to a particular grant vest on the last day of the last calendar month of the first year of the vesting period, and the remaining 75% vests on a monthly pro-rata basis over the second, third and fourth years of the vesting period (i.e., 2.083% per month). Any alternative vesting period determined by us is subject to approval by our executive officers, board of directors or shareholders, in accordance with any applicable voting requirements.

        The Stock Option Plan 2015 provides that, if a liquidity event (as defined below) occurs, all options outstanding under the Stock Option Plan 2015 will be assumed (or substantially equivalent awards will be substituted by an acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation)), and any then-unvested options shall continue to vest in accordance with the beneficiary's original vesting schedule. If a beneficiary is terminated due to a good leaver event (within the meaning of the Stock Option Plan 2015), on or prior to the first anniversary of the date of the liquidity event, the beneficiary's options will be immediately exercisable in full as of the date of such termination. If the acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation) refuses to assume the options outstanding under the Stock Option Plan 2015 or to substitute substantially equivalent options therefor, all then-unvested options under the Stock Option Plan 2015 will automatically vest in full upon the liquidity event. For purposes of the Stock Option Plan 2015, a liquidity event generally refers to an exclusive license of or the sale, lease or other disposal of all or substantially all of our assets, a sale or other disposal (but not a pledge) of 50% or more of our shares, a merger or consolidation of us with or into any third party, or our liquidation, winding up or other form of dissolution of us.

        Unless otherwise specifically permitted in an option agreement or resolved upon by the board of directors, the exercise of vested options is permitted under the Stock Option Plan 2015 only during specified periods and on specified terms in the case of a liquidity event or following an initial public offering occurring during the term of the option. A beneficiary is entitled to exercise vested options at any time during the remaining term of the option while the beneficiary is providing services to us, and within the three-month period following a termination of the beneficiary's services due to a good leaver event. Options granted under the Stock Option Plan 2015 will have a term of no more than ten years from the beneficiary's date of participation.

        If, during the term of the Stock Option Plan 2015, there is a change in our capital or a restructuring measure which has an effect on our capital, such as a stock split or reverse stock split, which change or measure results in a change in the value of the options outstanding under the Stock Option Plan 2015, the board may make appropriate adjustments to the price or the amount of such outstanding options.

        No options may be granted under the Stock Option Plan 2015 after July 22, 2025, but options previously granted to a beneficiary may extend beyond that date. The board of directors may, at any time, amend, suspend or terminate the Stock Option Plan 2015 in whole or in part. However, if shareholder approval is required, including by application of Irish law, the board may not effect such modification or amendment without such approval.

Stock Option Plan 2007

        Prior to the Redomiciliation, the Stock Option Plan 2007 provided for the grant of options to purchase common shares of Nabriva AG to certain of our employees, including our executive officers, directors, and other beneficiaries. As of July 15, 2017, under our Stock Option Plan 2007, there were options to purchase an aggregate of 57,140 of our ordinary shares at a weighted average exercise price of $0.73 per share. No additional awards will be granted under the Stock Option Plan 2007. Unless the context specifically indicates otherwise, references to our Stock Option Plan 2007 in this proxy statement refer to the Stock Option Plan 2007 as amended and adopted by us.

        Options granted under the Stock Option Plan 2007 generally vest over four years from the date of participation. Typically, 25% of the options subject to a particular grant vest on the last day of the last calendar month of the first year of the vesting period, a further 25% of the options vests on the last day of the last calendar month of the second year of the vesting period, and the remaining 50% vests on a monthly pro-rata basis over the third and fourth years of the vesting period (i.e., 2.083% per month). However, alternative vesting schedules applied for beneficiaries who had worked for Nabriva AG prior to the date of the adoption of our Stock Option Plan 2007. All options granted under such alternative vesting schedules have fully vested.

        The Stock Option Plan 2007 provides that 50% of any then-unvested options shall automatically vest upon a liquidity event, which refers to an exclusive license of or the sale or other disposal of 50% or more of our assets, a sale or other disposal (but not a pledge) of 50% or more of our shares, a merger of ours with any third party, or a consolidation, liquidation, winding up or other form of dissolution. If a beneficiary has an unjustified termination or a justified premature termination (as such terms are used in the Stock Option Plan 2007) within one year of the liquidity event, all remaining unvested options held by the beneficiary shall automatically vest in full.

        Unless otherwise specifically permitted in an option agreement or resolved upon by the board of directors, the exercise of vested options is permitted under the Stock Option Plan 2007 only during specified periods and on specified terms in the case of a liquidity event or following an initial public offering of our shares occurring during the term of the option, regardless of whether or not the beneficiary is then providing services to us. A beneficiary is entitled to exercise vested options at any time during the remaining term of the option. No options may be exercised under the Stock Option Plan 2007 after September 27, 2017. Any options not exercised by September 27, 2017 automatically terminate and are forfeited.

        If, during the term of the Stock Option Plan 2007, there is a change in our capital or a restructuring measure which has an effect on our capital, such as a stock split or reverse stock split, which change or measure results in a change in the value of the options outstanding under the Stock Option Plan 2007, the board of directors may make appropriate adjustments to the price or the amount of such outstanding options.

401(k) Plan

        We maintain a defined contribution employee retirement plan for our U.S.-based employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code, so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 90% of his or her pre-tax compensation, up to a statutory limit, which is $18,000 for 2017. Participants who are at least 50 years old can also make "catch-up" contributions, which in 2017 may be up to an additional $6,000 above the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan's trustee, subject to participants' ability to give investment directions by following certain procedures. We match 100.0% of the first 3.0% of the employee's voluntary contribution to the 401(k) plan and 50.0% of the next 2.0% contributed by the employee.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table contains information about our equity compensation plans as of December 31, 2016, as adjusted to reflect our assumption of the option granted under the Stock Option Plan 2007 and Stock Option Plan 2015 in connection with the Redomiciliation, with each option to acquire one Nabriva AG common share becoming an option to acquire ten of our ordinary shares on the same terms and conditions. As of December 31, 2016, Nabriva AG had three equity compensation plans, each of which were approved by the shareholders of Nabriva AG: the 2015 Stock Option Plan, the 2007 Stock Option Plan and the Founders Program 2007. The Founders Program 2007 was not assumed by us following the Redomiciliation, and no unexercised option are outstanding or available for grant under the program.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,910,550	$7.39	1,646,630
Equity compensation plans not approved by security holders	—	—	—
Total	1,910,550	$7.39	1,646,630

Risk Considerations in Our Compensation Program

        Our compensation committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across our company. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks.

DIRECTOR COMPENSATION

Summary Compensation Table

        The following table sets forth a summary of the compensation earned by the members of the supervisory board of Nabriva AG for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)		Total ($)
Daniel Burgess(3)	26,301	58,873	(5)	85,174
Axel Bolte(4)	—	—		—
Chau Khuong	41,740	19,624	(6)	61,364
George Talbot(7)	39,500	19,624	(6)	59,124
Charles Rowland, Jr.	49,369	19,624	(6)	68,993
Stephen Webster(3)	16,132	58,873	(5)	75,005
Mark Corrigan(3)	13,501	58,873	(5)	72,374
Denise Pollard-Knight(8)	48,904	—		48,904
Chen Yu(8)	28,365	—		28,365
David Chiswell(8)	30,706	—		30,706

(1)
Fees earned or paid in cash consist of retainer fees paid in cash or accrued.

(2)
The amounts reported in the "Option Awards" column reflect the aggregate fair value of share-based compensation awarded during 2016 computed in accordance with the provisions of ASC Topic 718.

(3)
Fees paid in cash from the date of election to the Nabriva AG supervisory board in August 2016 through the end of 2016.

(4)
Mr. Bolte has declined to accept either cash or equity compensation for his services on the Nabriva AG supervisory board and our board.

(5)
Represents the grant of (i) an option to purchase 1,010 of Nabriva AG's common shares vesting with respect to all of the shares on the last date of the month of the first anniversary of the grant date, and (ii) an option to purchase 2,020 of Nabriva AG's common shares vesting over a three-year period on a monthly pro-rata basis at the end of each successive month following the date of the initial grant.

(6)
Represents the grant of an option to purchase 1,010 of Nabriva AG's common shares vesting with respect to all of the shares on the last date of the month of the first anniversary of the grant date.

(7)
Includes approximately $4,500 paid to Talbot Advisors LLC, a single-member limited liability company of which George H. Talbot is the principal, for Dr. Talbot's service as chairman of our Clinical Advisory Board and for consulting services related to our clinical development strategy, engagement with strategic partners and related travel expenses.

(8)
Fees paid in cash in a lump sum following the Nabriva AG annual general meeting of shareholders in August 2016 for such board member's service from January 1, 2016 through the annual general meeting of shareholders at which such board member did not stand for re-election. Such fees are the pro-rata amount of the annual cash retainer fees approved by the shareholders of Nabriva AG at its annual general meeting of shareholders in August 2016.

Director Compensation Arrangements

        At the Nabriva AG annual general meeting of shareholders in August 2016, the shareholders of Nabriva AG approved a compensation plan for its non-employee supervisory board members, effective as of the date of such meeting. The Nabriva AG non-employee supervisory board member compensation policy provided for the following:

  •
  each new non-employee supervisory board member received an initial grant of an option under the Nabriva AG Stock Option Plan 2015 to purchase 2,020 of Nabriva AG's common shares upon his or her initial election to the supervisory board;

  •
  each non-employee supervisory board member received an annual grant of an option under Nabriva AG's Stock Option Plan 2015 to purchase 1,010 of Nabriva AG's common shares on the date of Nabriva AG's annual general meeting of shareholders;

  •
  each non-employee supervisory board member received an annual cash fee of $35,000;

  •
  the chairman of Nabriva AG's supervisory board received an additional annual cash fee of $25,000;

  •
  each non-employee supervisory board member who was a member of the audit committee received an additional annual cash fee of $7,500 ($15,000 for the audit committee chair);

  •
  each non-employee supervisory board member who was a member of the compensation committee received an additional annual cash fee of $5,000 ($10,000 for the compensation committee chair); and

  •
  each non-employee supervisory board member who was a member of the nominating and corporate governance committee received an additional annual cash fee of $3,500 ($7,500 for the nominating and corporate governance committee chair).

        The stock options granted to Nabriva AG's non-employee supervisory board members under its non-employee supervisory board member compensation policy had an exercise price equal to the fair market value of the Nabriva AG common shares on the date of grant and will expire ten years after the date of grant. The initial stock options granted to newly elected Nabriva AG non-employee supervisory board members vest, subject to such member's continued service on the board, over a three-year period on a monthly pro-rata basis at the end of each successive month following the date of the initial grant. The annual stock options granted to the Nabriva AG non-employee supervisory board members vest, subject to such member's continued service on the board, fully on the last date of the month of the first anniversary of the grant date.

        Upon approval of the non-employee supervisory board compensation plan by the shareholders of Nabriva AG in August 2016, Nabriva AG paid the supervisory board members who had served on the supervisory board prior to the approval date, the cash compensation owed to them under the approved plan for their service in 2016 in a lump sum payment. Thereafter, the annual cash fee was payable in arrears in four equal quarterly installments payable the week following the end of each quarter. The amount of each payment was prorated for any portion of a quarter that a member was not serving on the supervisory board. Each non-employee supervisory board member was also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the supervisory board and any committee on which he or she served or otherwise in direct service of the company. Those amounts are excluded from the table above.

        Following the Redomiciliation, the Nabriva AG non-employee supervisory board member compensation policy was terminated and in July 2017, we adopted a non-employee director compensation policy for our directors, which provides for the following:

  •
  each new non-employee director receives an initial grant of an option to purchase 20,200 of our ordinary shares upon his or her initial election to the board of directors;

  •
  each non-employee director receives an annual grant of an option to purchase 10,100 of our ordinary shares on the date of our annual general meeting of shareholders;

  •
  each non-employee director receives an annual cash fee of $38,500;

  •
  the chairman of our board of directors receives an additional annual cash fee of $27,500;

  •
  each non-employee director who is a member of the audit committee receives an additional annual cash fee of $8,250 ($16,500 for the audit committee chair);

  •
  each non-employee director who is a member of the compensation committee receives an additional annual cash fee of $5,500 ($11,000 for the compensation committee chair); and

  •
  each non-employee director who is a member of the nominating and corporate governance committee receives an additional annual cash fee of $3,850 ($8,250 for the nominating and corporate governance committee chair).

        The stock options to be granted to our non-employee directors under our non-employee director compensation policy have an exercise price equal to the fair market value of our ordinary shares on the date of grant and will expire ten years after the date of grant. The initial stock options granted to newly elected director vest, subject to such director's continued service on the board, over a three-year period on a monthly pro-rata basis at the end of each successive month following the date of the initial grant. The annual stock options granted to directors will vest, subject to such director's continued service on the board, fully on the last date of the month of the first anniversary of the grant date.

        Under our non-employee director compensation policy, the annual cash fees are payable in arrears in four equal quarterly installments payable the week following the end of each quarter. Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee on which he or she serves or otherwise in direct service of the company.

AUDIT-RELATED MATTERS

Audit Committee Report

        The audit committee of the supervisory board of our predecessor, Nabriva AG, reviewed Nabriva AG's audited financial statements for the fiscal year ended December 31, 2016 and discussed them with management and PwC Wirtschaftsprüfung GmbH, the independent registered public accounting firm for Nabriva AG.

        The Nabriva AG audit committee received from, and discussed with, PwC Wirtschaftsprüfung GmbH various communications that PwC Wirtschaftsprüfung GmbH was required to provide to the audit committee, including the matters required to be discussed by Auditing Standard No. 16, No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Nabriva AG audit committee received the written disclosures and the letter from PwC Wirtschaftsprüfung GmbH required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and discussed with PwC Wirtschaftsprüfung GmbH their independence.

        Based on the review and discussions referred to above, the audit committee of Nabriva AG recommended to the supervisory board of Nabriva AG that the audited financial statements referred to above be included in the Nabriva AG Annual Report on Form 10-K for the year ended December 31, 2016.

        By the audit committee of the board of directors (which is composed of the same members as the audit committee of Nabriva AG).

Charles A. Rowland, Jr. Daniel Burgess Stephen Webster

Audit Fees and Services

        The following table sets forth, for each of the years indicated, the aggregate fees billed or expected to be billed to Nabriva AG for services rendered by PwC Wirtschaftsprüfung GmbH, the independent registered public accounting firm of Nabriva AG during the periods indicated.

	Year Ended December 31,
(in thousands)	2016	2015
Audit Fees	$417	$382
Audit-Related Fees(1)	253	133
Tax Fees(2)	30	—
All Other Fees(3)	989	1,857
Total	$1,689	$2,372

(1)
Fees for the performance of assurance reporting on historical information included in Nabriva AG's initial public offering registration statement that was filed with the Securities and Exchange Commission in 2015 and other audit related assurance services.

(2)
Fees related to services rendered on tax compliance, tax advice and tax planning.

(3)
Fees related to consulting services and services associated with Nabriva AG's initial public offering and rights offering.

Pre-Approval Policies and Procedures

        Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to a de minimis exception in accordance with applicable SEC rules.

        All of the services related to Nabriva AG provided by PwC Wirtschaftsprüfung GmbH during the last fiscal year were approved by the Nabriva AG audit committee.

 MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

        Based upon the recommendation of the nominating and corporate governance committee of our board of directors, our board of directors has nominated each of Daniel Burgess, Axel Bolte, Carrie Bourdow, Colin Broom, Mark Corrigan, Charles A. Rowland, Jr., George H. Talbot and Stephen Webster for election as directors to serve until the 2018 Annual General Meeting. Ms. Bourdow who was not a member of Nabriva AG's supervisory board prior to the Redomiciliation, was recommended to the nominating and corporate governance committee by our non-employee directors. Dr. Broom was not a member of Nabriva AG's supervisory board because of limitations imposed by Austrian law. The nominating and corporate governance committee recommended Dr. Broom as a director nominee because he is our chief executive officer. All nominees are presently directors and their biographies are provided above under "Corporate Governance—Board of Directors."

        Unless otherwise instructed in the proxy, all proxies will be voted "FOR" the election of each of the nominees identified above. Shareholders who do not wish their shares to be voted for any of the nominees may so indicate by striking out the name of such nominee(s) on the proxy card. Each of the nominees has indicated his willingness to serve on our board of directors, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board of directors. We do not contemplate that any of the nominees will be unable to serve if elected.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

Proposal 2: To Ratify the Selection of KPMG LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017

        The audit committee of our board of directors has selected the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. KPMG LLP has served as our independent registered public accounting firm since May 24, 2017. PwC Wirtschaftsprüfung GmbH had previously served as the independent registered public accounting firm for Nabriva AG until it was dismissed on May 24, 2017. The decision to dismiss PwC Wirtschaftsprüfung GmbH was made by the Nabriva AG audit committee.

        PwC Wirtschaftsprüfung GmbH's reports on the Nabriva AG consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC Wirtschaftsprüfung GmbH's audit report dated March 24, 2017 on the December 31, 2016 consolidated financial statements contained an explanatory paragraph stating that Nabriva AG will require additional financing to fund future operations and may be required to reduce planned expenditures.

        During the fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through May 24, 2017, there were no (1) disagreements with PwC Wirtschaftsprüfung GmbH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to PwC Wirtschaftsprüfung GmbH's satisfaction, would have caused PwC Wirtschaftsprüfung GmbH to make reference to the subject matter of the disagreement in connection with reports for such years; or (2) reportable events (as described in Item 304(a)(i)(v) of Regulation S-K).

        Nabriva AG provided PwC Wirtschaftsprüfung GmbH with a copy of the disclosures above, which it made in its Current Report on Form 8-K dated May 31, 2017 and requested from PwC

Wirtschaftsprüfung GmbH a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of PwC Wirtschaftsprüfung GmbH's letter, dated May 31, 2017, is attached thereto as Exhibit 16.1.

        Our board of directors is seeking shareholder ratification of the selection by the audit committee of KPMG LLP to serve as our independent registered public accounting firm. If this proposal is not approved at the EGM, our audit committee may reconsider this selection.

        Representatives of KPMG LLP are expected to be present telephonically at the EGM and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from shareholders. Representatives of PwC Wirtschaftsprüfung GmbH are not expected to be present at the EGM.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

Proposal 3: To Approve the Adoption of Our 2017 Share Incentive Plan

        On July 26, 2017, our board of directors adopted, subject to shareholder approval, the 2017 Share Incentive Plan, which we refer to as the 2017 Plan. The 2017 Plan, if approved by our shareholders, will replace our Stock Option Plan 2007 and Stock Option Plan 2015, each as amended and restated to date (the "SOPs"). If the 2017 Plan is approved by our shareholders, no further awards will be made under the SOPs. However, all then outstanding awards under the SOPs will remain in effect and continue to be governed by the terms of the SOPs.

        As of July 15, 2017, options to purchase an aggregate of 2,891,200 of our ordinary shares were outstanding under all of our equity incentive plans in the aggregate with a weighted average exercise price of $8.02 per share and a weighted average remaining contractual life of 8.7 years. As of July 15, 2017, no awards of restricted shares, restricted share units or share appreciation rights were outstanding under any of our equity incentive plans.

        As further described below, upon effectiveness of the 2017 Plan, the number of our ordinary shares that will be reserved for issuance under the 2017 Plan will be the sum of (1) 3,000,000 ordinary shares; plus (2) a number of ordinary shares (up to 3,438,990 ordinary shares) which is equal to the sum of the number of our ordinary shares then available for issuance under the Stock Option Plan 2015 and the number of ordinary shares subject to outstanding awards under the Stock Option Plan 2015 that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year beginning in the fiscal year ending December 31, 2018 and continuing until, and including, the fiscal year ending December 31, 2027, equal to the least of (i) 2,000,000 ordinary shares, (ii) 4% of the number of outstanding ordinary shares on such date and (iii) an amount determined by the board of directors. All of the foregoing share numbers are subject, in the case of incentive share options, to any limitations under the Internal Revenue Code of 1986, as amended, which we refer to as the Code, and are also subject to adjustment, as described in the 2017 Plan, upon share splits, share dividends, and other specified events.

        The 2017 Plan is intended to be a broad-based plan that allows for the issuance of equity awards within our organization. Approximately 66 employees, or about 100% of our employee population, currently participate in our equity incentive compensation programs. In addition, our non-employee directors currently participate in our equity incentive compensation programs. Our board of directors believes that approving the 2017 Plan is appropriate and in the best interests of shareholders given the highly competitive environment in which we recruit and retain employees.

Summary of the 2017 Share Incentive Plan

        The following summary of the 2017 Plan is qualified in its entirety by reference to the full text of the 2017 Plan, as proposed, which is attached as Appendix A to this Proxy Statement. References to the board of directors in this summary includes the compensation committee of the board of directors or any similar committee appointed by the board of directors to administer the 2017 Plan.

        Material features of the 2017 Plan include the following:

  •
  The 2017 Plan permits the award of share options (both incentive and nonstatutory options), share appreciation rights (which we refer to as SARs), restricted shares, restricted share units (which we refer to as RSUs) and other share-based awards to our employees, officers, directors, consultants and advisers;

  •
  The 2017 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements and provides that, in the case of the exercise of an SAR, the number of shares counted against the shares available under, and the sublimits of, the 2017 Plan is based on the full number of shares subject to the exercised portion of the SAR regardless of the number of shares actually used to settle the SAR;

  •
  Subject to adjustment in the event of share splits, share dividends or similar events, no more than 200,000 ordinary shares may be subject to awards granted to any 2017 Plan participant per fiscal year. In addition, subject to exception only in extraordinary circumstances, the 2017 Plan includes limitations on the maximum value of ordinary shares that may be subject to awards granted to any individual non-employee director in any fiscal year and the maximum amount of cash compensation that may be paid to any individual non-employee director in any fiscal year;

  •
  The 2017 Plan generally prohibits the direct or indirect repricing of share options or SARs without shareholder approval;

  •
  The 2017 Plan prohibits the payment or accrual of dividend equivalents on share options or SARs and requires that dividends or dividend equivalents, as the case may be, granted with respect to restricted shares, RSUs or other share-based awards be subject to the same restrictions on transfer and forfeitability that apply to the award with respect to which they are paid; and

  •
  Shareholder approval is required prior to an amendment to the 2017 Plan that would (i) expand the types of available awards, (ii) materially expand the class of participants eligible to participate, or (iii) except as set forth in the 2017 Plan, materially increase the number of ordinary shares authorized for issuance under the 2017 Plan.

Types of Awards; Shares Available for Awards; Share Counting Rules

        The 2017 Plan allows for the issuance of incentive share options intended to qualify under Section 422 of the Code, nonstatutory share options, SARs, restricted shares, RSUs, and other share-based awards, which we refer to collectively as awards. Upon effectiveness of the 2017 Plan and subject to adjustment in the event of share splits, share dividends or similar events, the number of our ordinary shares that will be reserved for issuance under the 2017 Plan will be the sum of (1) 3,000,000 ordinary shares; plus (2) a number of ordinary shares (up to 3,438,990 ordinary shares) which is equal to the sum of the number of our ordinary shares then available for issuance under the Stock Option Plan 2015 and the number of ordinary shares subject to outstanding awards under the Stock Option Plan 2015 that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year beginning in the fiscal year ending December 31, 2018 and continuing until, and including, the fiscal year ending December 31, 2027, equal to the least of

(i) 2,000,000 ordinary shares, (ii) 4% of the number of outstanding ordinary shares on such date and (iii) an amount determined by the board of directors.

        Subject to adjustment in the event of share splits, share dividends or similar events, the maximum number of ordinary shares with respect to which awards may be granted under the 2017 Plan to any participant is 200,000 per fiscal year. For this purpose, the combination of an option in tandem with an SAR will be treated as a single award. In addition, the maximum value (calculated based on grant date fair value for financial reporting purposes) of our ordinary shares subject to awards granted under the 2017 Plan in any fiscal year to any individual non-employee director may not exceed (i) $500,000 in the case of an incumbent non-employee director, or (ii) $1,000,000, in the case of a new non-employee director during his or her first year of service. The maximum cash compensation paid in any fiscal year to any individual non-employee director may not exceed $175,000 in the case of an incumbent director and $225,000 in the case of the chairman of our board of directors. Exceptions to the foregoing limitation may be made in extraordinary circumstances, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

        For purposes of counting the number of shares available for the grant of awards under the 2017 Plan, all ordinary shares covered by SARs will be counted against the number of shares available for the grant of awards and against the sublimits of the 2017 Plan. However, SARs that may be settled only in cash will not be so counted, and if we grant an SAR in tandem with an option for the same number of ordinary shares and provide that only one such award may be exercised, which we refer to as a tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other's exercise will not restore shares to the 2017 Plan.

        Shares covered by awards under the 2017 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an SAR that was settleable either in cash or in ordinary shares actually being settled in cash) will again be available for the grant of awards under the 2017 Plan (subject, in the case of incentive share options, to any limitations under the Code). In the case of the exercise of an SAR, the number of shares counted against the shares available for the grant of awards and against the sublimits of the 2017 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

        Ordinary shares that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase ordinary shares upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the 2017 Plan. Ordinary shares of ours repurchased by us on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards under the 2017 Plan.

        In connection with a merger or consolidation of an entity with us or our acquisition of property or shares of an entity, our board of directors may grant awards under the 2017 Plan in substitution for any options or other shares or share-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the 2017 Plan. Any such substitute awards will not count against the overall share limits or the sublimits described above, except as required by Section 422 and related provisions of the Code.

        Shares issued under the 2017 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Descriptions of Awards.

        Options.    Optionees receive the right to purchase a specified number of our ordinary shares at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Only our employees or employees of our subsidiaries may receive "incentive share options" as defined in Section 422 of the Code. An option that is not intended to be an "incentive share option" is a "nonstatutory share option". Options may not be granted at an exercise price that is less than 100% of the fair market value of our ordinary shares on the date of grant; provided, however, that if our board of directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our ordinary shares on such future date. Under present law, incentive share options may not be granted at an exercise price less than 110% of the fair market value of our ordinary shares on the date of grant in the case of incentive share options granted to optionees holding more than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries. Under the terms of the 2017 Plan, options may not be granted for a term of more than ten years (and, under present law, five years in the case of incentive share options granted to optionees holding greater than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries). The 2017 Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash, by check or, except as may otherwise be provided in the applicable option agreement or approved by our board of directors, in connection with a "cashless exercise" through a broker, (ii) to the extent provided in the applicable option agreement or approved by our board of directors, and subject to certain conditions, by delivery of ordinary shares to us owned by the participant valued at their fair market value, (iii) except for awards made to non-employee participants, to the extent provided in an applicable nonstatutory share option agreement or approved by our board of directors, by delivery of a notice of "net exercise" as a result of which we will retain a number of ordinary shares otherwise issuable pursuant to the share option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of an ordinary share of ours on the date of exercise, (iv) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by our board of directors, by any other lawful means, or (v) by any combination of these forms of payment. No option granted under the 2017 Plan may contain any provision entitling the participant to the automatic grant of additional options in connection with the exercise of the original option nor may any option granted under the 2017 Plan provide for the payment or accrual of dividend equivalents.

        Share Appreciation Rights.    An SAR is an award entitling the holder, upon exercise, to receive a number of ordinary shares, or cash (or a combination of our ordinary shares and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of an ordinary share over the measurement price. The 2017 Plan provides that the measurement price of an SAR may not be less than 100% of the fair market value of our ordinary shares on the date the SAR is granted (provided, however, that if our board of directors approves the grant of an SAR effective as of a future date, the measurement price may not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SAR granted under the 2017 Plan may contain any provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR nor may any SAR granted under the 2017 Plan provide for the payment or accrual of dividend equivalents.

        Limitation on Repricing of Options and SARs.    With respect to options and SARs, unless such action is approved by our shareholders or otherwise permitted under the terms of the 2017 Plan in connection with certain changes in capitalization and reorganization events, we may not (1) amend any outstanding option or SAR granted under the 2017 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (2) cancel any outstanding option or SAR (whether or not granted under the 2017 Plan) and grant in substitution therefor new awards under the 2017 Plan (other than certain substitute awards described above) covering the same or a different number of ordinary shares and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (3) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of an ordinary share of ours, or (4) take any other action under the 2017 Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

        Restricted Shares.    Restricted shares entitle recipients to acquire ordinary shares, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Unless otherwise provided in the applicable award agreement, any dividend declared and paid by us with respect to restricted shares will be paid to the participant only if and when such shares become free from any applicable restrictions on transferability and forfeitability.

        Restricted Share Unit Awards.    RSUs entitle the recipient to receive ordinary shares, or cash equal to the fair market value of such shares, to be delivered at the time such award vests pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of an RSU will be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. Our board may provide that a grant of RSUs may provide the participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding ordinary shares. Any such dividend equivalents may be paid currently or credited to an account for the participant, may be settled in cash and/or ordinary shares and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are paid, in each case to the extent provided in the award agreement.

        Other Share-Based Awards.    Under the 2017 Plan, our board of directors may grant other awards of ordinary shares, and other awards that are valued in whole or in part by reference to, or are otherwise based on, ordinary shares or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other share-based awards. Other share-based awards may be available as a form of payment in settlement of other awards granted under the 2017 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other share-based awards may be paid in ordinary shares or in cash, as our board of directors may determine. The award agreement for an other share-based award may provide participants with the right to receive dividend equivalents. Such dividend equivalents may be paid currently or credited to an account for the participant, may be settled in cash and/or ordinary shares and will be subject to the same restrictions on transfer and forfeitability as the other share-based award with respect to which it is paid, in each case to the extent provided in the award agreement.

        Performance Awards.    Restricted shares, RSUs and other share-based awards under the 2017 Plan may be made subject to the achievement of performance goals. We refer to such awards as performance awards. Performance awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code will be made only by a committee (or subcommittee) of our board of directors comprised solely of two or more directors eligible to serve on a committee making awards qualifying as "performance-based compensation" under Section 162(m). For any award intended to qualify as "performance-based compensation," the committee will specify that the degree of granting, vesting and/or payout will be subject to the achievement of one or more objective performance measures established by the committee, which will be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP or other basis, as determined by the committee: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, share price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total shareholder return.

        Such performance goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The committee may specify that such performance measures will be adjusted to exclude any one or more of (i) non-recurring or unusual gains or losses, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures (x) may vary by participant and may be different for different awards, (y) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the committee, and (z) will be set by the committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code. The committee may adjust downwards, but not upwards, the number of shares payable pursuant to such a performance award, and the committee may not waive the achievement of applicable performance measures except in the case of the death or disability of the participant or a change in control of us. In addition, the committee may impose such other restrictions on performance awards as it may deem necessary or appropriate to ensure that such awards satisfy all the applicable requirement for "performance-based compensation" under Section 162(m). Performance awards that are not intended to qualify as "performance-based compensation" under Section 162(m) may be based on these or other performance measures as determined by our board of directors.

Transferability of Awards

        Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by granted participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive share option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if, with respect to such proposed transferee, we would be eligible to use a Form S-8 for the registration of the sale of the ordinary shares subject to such award under the Securities Act of 1933, as amended. Further, we are not required to recognize any such transfer until such time as the permitted transferee has, as a condition to such transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. Nothing in the 2017 Plan restricts a participant from making a transfer to us.

Eligibility to Receive Awards

        All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the 2017 Plan. However, incentive share options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive share options under the Code.

Plan Benefits

        The granting of awards under the 2017 Plan is discretionary, and except as noted above, we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

        On August 15, 2017, the last reported sale price of our ordinary shares at the close of business on the NASDAQ Global Select Market was $9.65.

Administration

        The 2017 Plan will be administered by our board of directors. Our board of directors has the authority to grant awards, to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2017 Plan that it deems advisable and to construe and interpret the provisions of the 2017 Plan and any award agreements entered into under the 2017 Plan. Our board may correct any defect, supply any omission or reconcile any inconsistency in the 2017 Plan or any award. All actions and decisions by our board of directors will be made in our board of directors' discretion and will be final and binding on all persons having or claiming any interest in the 2017 Plan or in any award. Pursuant to the terms of the 2017 Plan, our board of directors may delegate any or all of its powers under the 2017 Plan to one or more committees or subcommittees of our board of directors.

        In addition, subject to any requirements of applicable law, our board of directors may delegate to one or more of our officers the power to grant awards (subject to any limitations under the 2017 Plan) to our employees or officers and to exercise such other powers under the 2017 Plan as our board of directors may determine. Our board will fix the terms of any awards to be granted by such officers, the maximum number of shares subject to awards that the officers may grant, and the time period in which such awards may be granted. No officer will be authorized to grant awards to any "executive officer" of ours (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, or, the Exchange Act) or to any "officer" of ours (as defined by Rule 16a-1 under the Exchange Act).

        Notwithstanding the foregoing, awards made under the 2017 Plan to non-employee directors will be granted and administered by a committee, all of the members of which are independent directors as defined by 5605(a)(2) of the NASDAQ Marketplace Rules.

        Subject to any applicable limitations contained in the 2017 Plan (including with respect to performance awards), our board of directors generally selects the recipients of awards and determines the following with respect to such awards:

  •
  the number of ordinary shares, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards becomes exercisable or otherwise vest;

  •
  the exercise or measurement price of awards, if any;

  •
  the duration of awards; and

  •
  the effect on awards of a change in control of us.

        Each award under the 2017 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board will determine the effect on an award of the disability, death, termination or other cessation of employment, office or services, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant's legal representative, conservator, guardian or designated beneficiary) may exercise rights, or receive any benefits, under the award.

        Notwithstanding any other provision of the 2017 Plan, (a) we are not obliged to issue any ordinary shares pursuant to an award unless at least the par value of such newly issued ordinary share has been fully paid in advance in accordance with all applicable law (which requirement may mean the holder of an award is obliged to make such payment) and (b) we are not obligated to deliver any ordinary shares pursuant to the 2017 Plan or to remove restrictions from shares previously issued or delivered under the 2017 Plan until (i) all conditions of the award have been met or removed to our satisfaction, (ii) in the opinion of our counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the participant has executed and delivered to us such representations or agreements as we may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        Our board of directors may at any time provide that any award granted under the 2017 Plan shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

        In the event of any alternation or reorganization whatsoever taking place in our capital structure whether by way of share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our ordinary shares, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the 2017 Plan, (ii) the share counting rules and sublimits set forth in the 2017 Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted shares, and (vi) the share-and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each other share-based award.

        We will, subject to applicable law and the terms of our constitutional documents, indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2017 Plan has been or will be delegated against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with our board of directors' approval) arising out of any act or omission to act concerning the 2017 Plan unless arising out of such person's own fraud or bad faith.

        In accepting an award granted under the 2017 Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in future.

        Amendment of Awards.    Except as otherwise provided under the 2017 Plan with respect to repricing outstanding share options or SARs, or actions requiring shareholder approval, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive share option to a nonstatutory share option, provided that the participant's consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant's rights under the 2017 Plan or the change is otherwise permitted under the terms of the 2017 Plan in connection with a change in capitalization or reorganization event.

Reorganization Events

        The 2017 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the 2017 Plan as (a) any merger or consolidation of us with or into another entity as a result of which all of our ordinary shares are converted into or exchanged for the right to receive cash, securities or other property, or are cancelled, (b) any transfer or disposition of all of our ordinary shares for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution; any one of which, (a), (b) or (c), may be effected pursuant to the laws of the Republic of Ireland.

        Consequences of Reorganization Event on Awards Other than Restricted Shares.    Under the 2017 Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted shares on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (1) provide that such awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant's unvested awards will be forfeited immediately prior to the consummation of such reorganization event and/or that all of the participant's unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our ordinary shares will receive, upon consummation thereof, a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of ordinary shares subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing. Our board is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically.

        The 2017 Plan also provides, however, that for RSUs that are subject to Section 409A of the Code: (A) if the applicable RSU agreement provides that the RSUs will be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the reorganization event constitutes such a "change in control event," then no assumption or substitution of the RSU will be permitted, and the RSUs will instead be settled in accordance with the terms of the applicable RSU agreement; and (B) our board of directors may only undertake the actions set forth in clauses (3), (4) or (5) above if the reorganization event is a "change in control event" as so defined under the Treasury Regulation and such action is permitted or required by Section 409A of the Code. If the reorganization event does not constitute a "change in control event" as defined in the Treasury Regulation or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (1) above, then the unvested RSUs will terminate immediately prior to the consummation of the reorganization event without any payment in exchange therefor.

        Consequences of Reorganization Event on Restricted Shares.    Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted shares will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our ordinary shares were converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted shares. However, our board of directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted shares or any other agreement between a participant and us, either initially or by amendment, or provide for forfeiture of such restricted shares if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted shares or any other agreement between the participant and us, all restrictions and conditions on all restricted shares then outstanding will automatically be deemed terminated or satisfied.

Authorization of Sub-Plans

        Our board may from time to time establish one or more sub-plans under the 2017 Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. Our board will establish such sub-plans by adopting supplements to the 2017 Plan containing any limitations on our board of directors' discretion under the 2017 Plan as our board of directors deems necessary or desirable or any additional terms and conditions not otherwise inconsistent with the 2017 Plan that our board of directors deems necessary or desirable. All supplements adopted by our board of directors will be deemed to be part of the 2017 Plan, but each supplement will apply only to participants within the affected jurisdiction.

Amendment or Termination

        If we receive shareholder approval of the 2017 Plan, no award may be granted under the 2017 Plan after September 14, 2027, but awards previously granted under the 2017 Plan may extend beyond that date. Our board may amend, suspend or terminate the 2017 Plan or any portion thereof at any time, except that (i) to the extent required by Section 162(m) of the Code, no award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment will become exercisable, realizable or vested, as applicable, unless and until such amendment has been approved by our shareholders in the manner required by Section 162(m), (ii) no amendment that would require shareholder approval under the rules of the NASDAQ stock market may be made effective unless and until such amendment has been approved by our shareholders and (iii) if the national securities exchange on which we then maintain our primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if our ordinary shares are not then listed on any national securities exchange), then no amendment to the 2017 Plan (A) materially increasing the number of shares authorized under the 2017 Plan (other than pursuant to terms of the 2017 Plan), (B) expanding the types of awards that may be granted under the 2017 Plan, or (C) materially expanding the class of participants eligible to participate in the 2017 Plan will be effective unless and until our shareholders approve such amendment. If at any time the approval of our shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive share options, our board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2017 Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the 2017 Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2017 Plan. No award will be made that is conditioned on shareholder approval of any amendment to the 2017 Plan unless the award provides that (i) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of ordinary shares) prior to the receipt of such shareholder approval.

Federal Income Tax Consequences

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2017 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.

Incentive Share Options

        A participant will not have income upon the grant of an incentive share option. Also, except as described below, a participant will not have income upon exercise of an incentive share option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Share Options." The exercise of an incentive share option may subject the participant to the alternative minimum tax.

        A participant will have income upon the sale of the shares acquired under an incentive share option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Nonstatutory Share Options

        A participant will not have income upon the grant of a nonstatutory share option. A participant will have compensation income upon the exercise of a nonstatutory share option equal to the fair market value of the shares on the day the participant exercised the option less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the shares on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Share Appreciation Rights

        A participant will not have income upon the grant of an SAR. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any shares received. Upon the sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Shares

        A participant will not have income upon the grant of restricted shares unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the shares less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the shares on the date of grant. If the participant does not make a Section 83(b) election, then when the shares vest the participant will have compensation income equal to the fair market value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Share Units

        A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU vests, the participant will have income on the vesting date in an amount equal to the fair market value of the shares on such date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Other Share-Based Awards

        The tax consequences associated with any other share-based award granted under the 2017 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying ordinary shares.

Tax Consequences to Us

        There will be no tax consequences to us with respect to awards made under the 2017 Plan, except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 2017 SHARE INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of July 15, 2017 by:

  •
  each of our directors and director nominees;

  •
  each of our "named executive officers";

  •
  all of our directors and executive officers as a group; and

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our ordinary shares.

        The percentages in the columns entitled "Percentage of Shares Beneficially Owned" are based on a total of 26,838,260 ordinary shares outstanding as of July 15, 2017.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our ordinary shares. Our ordinary shares subject to options that are currently exercisable or exercisable within 60 days of July 15, 2017 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the ordinary shares beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors, Director Nominees and Named Executive Officers:
Daniel Burgess(1)	16,833	* %
Axel Bolte(2)	—	* %
George H. Talbot(3)	60,613	* %
Mark Corrigan(1)	16,833	* %
Stephen Webster(1)	16,833	* %
Charles A. Rowland, Jr.(4)	18,433	* %
Carrie Bourdow	—	—%
Colin Broom(5)	435,292	1.61%
Elyse Seltzer(6)	73,307	* %
Peter Wolf(7)	—	—%
All current directors and executive officers as a group (13 individuals)(8)	754,197	2.75%
5% Shareholders:
Entities affiliated with Vivo Capital(9)	4,021,559	14.98%
OrbiMed Private Investments V, L.P.(10)	3,919,600	14.60%
HBM Healthcare Investments (Cayman) Ltd. and an affiliated entity(11)	2,782,827	10.37%
Novo A/S(12)	2,326,544	8.67%
venBio Global Strategic Fund II, L.P.(13)	2,222,960	8.28%
Phase4 Ventures III L.P.(14)	1,598,820	5.96%

*
Less than one percent.

(1)
Consists of 16,833 ordinary shares issuable upon exercise of stock options within 60 days of July 15, 2017.

(2)
Mr. Bolte, one of our directors, is an advisor to HBM Partners AG. HBM Partners AG provides investment management services to HBM Healthcare Investments (Cayman) Ltd. and HBM BioCapital Invest Ltd. Mr. Bolte has no voting or investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd. or HBM BioCapital Invest Ltd. and disclaims beneficial ownership of such shares.

(3)
Consists of (i) 28,490 ordinary shares and (ii) 32,123 ordinary shares issuable upon exercise of stock options within 60 days of July 15, 2017.

(4)
Consists of 18,433 ordinary shares issuable upon exercise of stock options within 60 days of July 15, 2017.

(5)
Consists of (i) 84,563 ordinary shares directly owned by Dr. Broom, (ii) 72,849 ordinary shares held by the Colin Broom Grantor Trusts I and II, and (iii) 277,880 ordinary shares issuable upon exercise of share options within 60 days of July 15, 2017.

(6)
Consists of (i) 2,400 ordinary shares and (ii) 70,907 ordinary shares issuable upon exercise of stock options within 60 days of July 15, 2017.

(7)
Mr. Wolf resigned as from the company effective February 7, 2017.

(8)
Consists of (i) 203,242 ordinary shares and (ii) 550,955 ordinary shares issuable upon exercise of stock options within 60 days of July 15, 2017. Such amounts include 101,113 ordinary shares underlying options and 14,940 ordinary shares held by executive officers not listed in the table above.

(9)
Based solely upon Schedule 13G filed on February 13, 2017, which sets forth beneficial ownership as of December 31, 2016. Consists of (i) 3,533,616 ordinary shares and held by Vivo Hong Kong VIII Co, Limited, wholly owned subsidiary of Vivo Capital Fund VIII, L.P. and (ii) 487,943 ordinary shares held by Vivo Hong Kong VIII Surplus Co., Limited, wholly owned subsidiary of Vivo Capital Surplus Fund VIII, L.P. Vivo Capital VIII, LLC is the general partner of both Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. The voting members of Vivo Capital VIII, LLC are Frank Kung, Albert Cha, Edgar Engleman, Chen Yu and Shan Fu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The address for Vivo Capital VIII, LLC is 505 Hamilton Avenue, Suite 207, Palo Alto, California 94301.

(10)
Based solely upon the Form 4 filed on June 27, 2017, which sets forth beneficial ownership as of June 23, 2017. Consists of 2,241,660 ordinary shares held by OrbiMed Private Investments V-NB B.V., or OPI V-NB and 1,677,940 ordinary shares held by OrbiMed Private Investments V, L.P., or OPI V. OrbiMed Private Investments V Cooperatief U.A., or Cooperatief, is the sole stockholder of OPI V-NB. OPI V, is the majority member of Cooperatief, and OrbiMed Capital GP V LLC, or GP V, is the sole general partner of OPI V. OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of GP V. GP V and OrbiMed Advisors may be deemed to have beneficial ownership of the shares held by OPI V. Samule D. Islay is the managing member of and owner of a controlling interest in OrbiMed Advisors and as such may be deemed to have beneficial ownership of the shares held by OPI V. Chau Khuong, one of our former directors, is employed as a Private Equity Partner at OrbiMed Advisors. Each of GP V, OrbiMed Advisors, Mr. Islay and Mr. Khuong disclaims beneficial ownership of the shares held by OPI V except to the extent of its or his pecuniary interest therein, if any.

  The address for these entities is 601 Lexington Avenue, 54th floor, New York, New York 10022.

(11)
Based solely upon the Form 4 filed by HBM Healthcare Investments (Cayman) Ltd. on August 1, 2017, which sets forth beneficial ownership as of July 28, 2017 and a Schedule 13G filed on October 5, 2015 by HBM Healthcare Investments (Cayman) Ltd. and HBM BioCapital Invest Ltd., which sets forth beneficial ownership as of September 23, 2015. Consists of (i) 2,391,177 ordinary shares held by HBM Healthcare Investments (Cayman) Ltd., and (ii) 391,650 ordinary shares held by HBM BioCapital Invest Ltd. The board of directors of HBM Healthcare Investments (Cayman) Ltd. has sole voting and investment power with respect to the shares held by such entity. The board of directors of HBM Healthcare Investments (Cayman) Ltd. is comprised of Jean-Marc Lesieur, Richard Coles, Sophia Harris, Dr. Andreas Wicki, Paul Woodhouse and John Urquhart, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of the shares held by HBM Healthcare Investments (Cayman) Ltd., except to the extent of any pecuniary interest therein. The board of directors of HBM BioCapital Invest Ltd. has sole voting and investment power with respect to the shares held by such entity. The board of directors of HBM BioCapital Invest Ltd. is comprised of Jean-Marc LeSieur and Dr. Andreas Wicki, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of the shares held by HBM BioCapital Invest Ltd., except to the extent of any pecuniary interest therein. The address for HBM Healthcare Investments (Cayman) Ltd. and HBM BioCapital Invest Ltd. is Governor's Square, Suite # 4-212-2, 23 Lime Tree Bay Avenue, West Bay, Grand Cayman, Cayman Islands.

(12)
Based solely upon Schedule 13G filed on February 8, 2017, which sets forth beneficial ownership as of December 31, 2016. Novo A/S, a Danish limited liability company, is wholly owned by Novo Nordisk Fonden (the "Foundation"), a Danish commercial foundation. Novo A/S is the holding company in the group of Novo companies (currently comprised of Novo Nordisk A/S, Novozymes A/S and NNIT A/S) and is responsible for managing the Foundation's assets, including its financial assets. Based on the governance structure of Novo A/S and the Foundation, the Foundation disclaims any beneficial ownership of the shares held by Novo A/S. Novo A/S, through its board of directors (the "Novo Board"), has the sole power to vote and dispose of the shares. Sten Scheibye, Goran Ando, Jeppe Christiansen, Steen Riisgaard and Per Wold-Olsen serve on the Novo Board and may exercise voting and dispositive control over the shares only with the support of a majority of the Novo Board. As such, no individual member of the Novo Board is deemed to hold any beneficial ownership or reportable pecuniary interest in the shares. The business address of Novo A/S is Tuborg Havnevej 19, 2900 Hellerup, Denmark.

(13)
Based solely upon Schedule 13G filed on February 13, 2017, which sets forth beneficial ownership as of December 31, 2016. Consists of 2,222,960 ordinary shares held by venBio Global Strategic Fund II, L.P. (the "Fund"). venBio Global Strategic GP II, L.P. (the "General Partner") is the sole general partner of the Fund, and venBio Global Strategic GP II, Ltd. (the "GP Ltd.") is the sole general partner of the General Partner. The General Partner and GP Ltd., as well as Robert Adelman and Corey Goodman, as directors of GP Ltd. may be deemed beneficially own the shares. The business address of venBio Global Strategic Fund II, L.P.is c/o venBio Partners, LLC, 1700 Owens Street, Suite 595, San Francisco, California 94158.

(14)
Based solely upon Schedule 13G filed on February 10, 2017, which sets forth beneficial ownership as of December 31, 2016. Consists of 1,598,820 ordinary shares held by Phase4 Ventures III General Partner Limited ("Phase4 GP"), Phase4 Partners Limited ("Phase4 Partners"), Phase4 Ventures III LP ("Phase4") and Phase4 Ventures III GP LP ("Phase4 GPLP", and together with Phase4 GP, Phase4 Partners, and Phase 4, the "Phase4 Reporting Persons"). The general partner of Phase4 is Phase4 GPLP. The general partner of Phase4 GPLP is Phase4 GP. Phase4 GP has appointed Phase4 Partners to act as the manager of Phase4. The Phase4 Reporting Persons may be deemed a "group" for purposes of Section 13 of the Exchange Act and expressly disclaim status as a "group" for purposes of this Schedule 13G. Each of the Phase4 Reporting Persons is deemed to beneficially own shares held by Phase4.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our ordinary shares to file with the SEC initial reports of ownership of our ordinary shares and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Our directors, executive officers and holders of more than 10% of our ordinary shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Prior to the loss of our "foreign private issuer" status on January 1, 2017, our directors, executive officers and holders of more than 10% of our ordinary shares were not required to file Section 16(a) reports. However, with the loss our "foreign private issuer" status, our directors, executive officers and holders of more than 10% of our ordinary shares are now required to comply with such filing requirements. Based solely on a review of our records and representations made by the persons required to file these reports, we believe that, during the year ended December 31, 2016, our directors, executive officers and holders of more than 10% of any class of equity securities complied with all Section 16(a) filing requirements applicable to them.

 OTHER MATTERS

        Our board of directors does not know of any other matters that may come before the EGM. However, if any other matters are properly presented to the EGM, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

        This proxy is solicited on behalf of our board of directors.    We will bear the expenses connected with this proxy solicitation. We expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, our directors, officers and employees may, without additional remuneration, solicit proxies in person or by use of other communications media.

Householding of Annual and Extraordinary Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement, annual report or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of any such document to any shareholder upon request submitted in writing to us at Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Investor Relations, or by calling (610) 816-6640. Any shareholder who wants to receive separate copies of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address and phone number.

Deadline for Submission of Shareholder Proposals for 2018 Annual Meeting of Shareholders

        Proposals of shareholders intended to be presented at our 2018 Annual General Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our offices at 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary, no later than February 1, 2018, in order to be included in the proxy statement and proxy card relating to that meeting.

        In addition, our memorandum and articles of association also provide that we be given advance notice of shareholder nominations for election to our board of directors and of other matters which shareholders wish to present for action at an annual general meeting of shareholders, other than matters included in our proxy statement in accordance with Rule 14a-8 of the Exchange Act. The required proper written notice must be received by the Secretary at our registered office at the address noted above, no later than the 10th day following the day on which we first publicly announce the date of the 2018 Annual General Meeting of Shareholders.

 Important Notice of the Internet Availability of Proxy Materials for the
Extraordinary General Meeting:

        The Notice and Proxy Statement and 2016 Annual Report are available at www.envisionreports.com/nbrv.

Appendix A

NABRIVA THERAPEUTICS PLC

2017 SHARE INCENTIVE PLAN

1.
Purpose

        The purpose of this 2017 Share Incentive Plan (the "Plan") of Nabriva Therapeutics plc a public limited company organized under the laws of the Republic of Ireland (the "Company"), is to advance the interests of the Company's shareholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company's shareholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the United States Internal Revenue Code of 1986, as amended, and any regulations thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.
Eligibility

        All of the Company's employees are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan, including any sub-plan of the Plan, is deemed a "Participant." The Plan provides for the following types of awards, each of which is referred to as an "Award": Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Shares (as defined in Section 7), RSUs (as defined in Section 7) and Other Share-Based Awards (as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.
Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board's discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

        (c)    Delegation to Officers.    Subject to any requirements of applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

4.
Shares Available for Awards

        (a)    Number of Shares; Share Counting.

          (1)    Authorized Number of Shares.    Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Share Options (as defined in Section 5(b)) for up to the sum of:

            (A)  3,000,000 ordinary shares of the Company (the "Ordinary Shares"); plus

            (B)  Such additional number of Ordinary Shares (up to 3,438,990) as is equal to the sum of the number of Ordinary Shares reserved for issuance under the Company's Amended and Restated Stock Option Plan 2015, As Amended (the "2015 Plan") that remained available for grant under the 2015 Plan as of immediately prior to the Company's 2017 stockholder meeting and the number of Ordinary Shares subject to awards granted under the 2015 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased at their original repurchase price pursuant to contractual repurchase provisions (subject, however, in the case of incentive stock options to any limitations under the Internal Revenue Code); plus

            (C)  an annual increase to the number of Ordinary Shares issuable hereunder, to be added on the first day of each fiscal year, beginning in the fiscal year ending December 31, 2018 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2027, equal to the least of (i) 2,000,000 Ordinary Shares, (ii) 4% of the outstanding Ordinary Shares on such date, and (iii) an amount determined by the Board.

    Ordinary Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (2)    Share Counting.    For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a) and under the sublimit contained in Section 4(b):

            (A)  all Ordinary Shares covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan and against the sublimit referenced in the first clause of this Section 4(a)(2); provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants a SAR in tandem with an Option for the same number of Ordinary Shares and provides that only one such Award may be exercised (a "Tandem SAR"), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other's exercise will not restore shares to the Plan;

            (B)  if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of Ordinary Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Ordinary Shares not being issued (including as a result of a SAR that was settleable either in cash or in shares actually being settled in cash), the unused Ordinary Shares covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Share Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of a SAR, the number of shares counted against the shares available under the Plan and against the sublimit referenced in the first clause of this Section 4(a)(2) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

            (C)  Ordinary Shares delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase Ordinary Shares upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

            (D)  Ordinary Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

        (b)    Section 162(m) Per-Participant Limit.    Subject to adjustment under Section 10, the maximum number of Ordinary Shares with respect to which Awards may be granted to any Participant under the Plan shall be 200,000 per fiscal year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

        (c)    Substitute Awards.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or shares of an entity, the Board may grant Awards in substitution for any options or other shares or share-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.
Share Options

        (a)    General.    The Board may grant options to purchase Ordinary Shares (each, an "Option") and determine the number of Ordinary Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

        (b)    Incentive Share Options.    An Option that the Board intends to be an "incentive share option" as defined in Section 422 of the Code (an "Incentive Share Option") shall only be granted to employees of Nabriva Therapeutics plc, any of Nabriva Therapeutics plc's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Share Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Share Option shall be designated a "Nonstatutory Share Option." The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Share Option is not an Incentive Share Option or if the Company converts an Incentive Share Option to a Nonstatutory Share Option.

        (c)    Exercise Price.    The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined provided that in all cases it will not be less than the nominal value of an Ordinary Share. The exercise price shall be specified in the applicable Option agreement which may be electronic. The exercise price shall be not less than 100% of the Grant Date

Fair Market Value (as defined below) of the Ordinary Shares on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. "Grant Date Fair Market Value" of an Ordinary Share for purposes of the Plan will be determined as follows:

          (1)   if the Ordinary Shares trade on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

          (2)   if the Ordinary Shares do not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or

          (3)   if the Ordinary Shares are not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

    For any date that is not a trading day, the Grant Date Fair Market Value of an Ordinary Share for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of "closing sale price" or "bid and asked prices" if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

    The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants' agreement that the Administrator's determination is conclusive and binding even though others might make a different determination.

        (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

        (e)    Exercise of Options.    Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Ordinary Shares subject to the Option will be delivered by the Company as soon as practicable following exercise.

        (f)    Payment Upon Exercise.    Ordinary Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)   in cash or by check, payable to the order of the Company;

          (2)   except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3)   to the extent provided for in the applicable Option agreement or approved by the Board, and subject to compliance with applicable law, by delivery (either by actual delivery or attestation)

  of Ordinary Shares owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Ordinary Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Ordinary Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4)   to the extent provided for in the applicable Nonstatutory Share Option agreement or approved by the Board, and subject to compliance with applicable law, by delivery of a notice of "net exercise" to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;

          (5)   to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or

          (6)   by any combination of the above permitted forms of payment.

        (g)    Limitation on Repricing.    Unless such action is approved by the Company's shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Ordinary Shares and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market ("NASDAQ").

        (h)    No Reload Options.    No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

        (i)    No Dividend Equivalents.    No Option shall provide for the payment or accrual of dividend equivalents.

6.
Share Appreciation Rights

        (a)    General.    The Board may grant Awards consisting of share appreciation rights ("SARs") entitling the holder, upon exercise, to receive a number of Ordinary Shares or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date. The SAR agreement may be in written or electronic form.

        (b)    Measurement Price.    The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of an Ordinary Share on the date the SAR is granted; provided that if the Board approves the grant of a SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

        (c)    Duration of SARs.    Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

        (d)    Exercise of SARs.    SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

        (e)    Limitation on Repricing.    Unless such action is approved by the Company's shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Ordinary Shares and having a measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Ordinary Shares (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ.

        (f)    No Reload SARs.    No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

        (g)    No Dividend Equivalents.    No SAR shall provide for the payment or accrual of dividend equivalents.

7.
Restricted Shares; RSUs

        (a)    General.    The Board may grant Awards entitling recipients to acquire Ordinary Shares ("Restricted Shares"), subject to the right of the Company to repurchase (in accordance with applicable law and the award agreement) all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive Ordinary Shares or cash to be delivered at the time such Award vests ("RSUs").

        (b)    Terms and Conditions for Restricted Shares and RSUs.    The Board shall determine the terms and conditions of Restricted Shares and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. The award agreement with respect to Restricted Shares or RSUs, as applicable, may be in written or electronic form.

        (c)    Additional Provisions Relating to Restricted Shares.

          (1)    Dividends.    Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, shares or property) declared and paid by the Company with respect to Restricted Shares ("Unvested Dividends") shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of shares or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying Restricted Shares. No interest will be paid on Unvested Dividends.

          (2)    Share Certificates.    The Company may require that any share certificates issued in respect of Restricted Shares, as well as dividends or distributions paid on such Restricted Shares, shall be deposited in escrow by the Participant, together with a share power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. "Designated Beneficiary" means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death or (ii) in the absence of an effective designation by a Participant, the Participant's estate.

(d)
Additional Provisions Relating to RSUs.

        (1)    Settlement.    Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of Ordinary Shares specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code or any successor provision thereto, and the regulations thereunder ("Section 409A").

        (2)    Voting Rights.    A Participant shall have no voting rights with respect to any RSUs.

        (3)    Dividend Equivalents.    The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Ordinary Shares ("Dividend Equivalents"). Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or Ordinary Shares and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

8.
Other Share-Based Awards

        (a)    General.    The Board may grant other Awards of Ordinary Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Ordinary Shares or other property ("Other Share-Based Awards"). Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share-Based Awards may be paid in Ordinary Shares or cash, as the Board shall determine.

        (b)    Terms and Conditions.    Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Share-Based Award, including any purchase price applicable thereto.

        (c)    Dividend Equivalents.    The Award agreement for an Other Share-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or Ordinary Shares and shall be subject to the same restrictions on transfer and forfeitability as the Other Share-Based Award with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

9.
Performance Awards.

        (a)    Grants.    Restricted Shares, RSUs and Other Share-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 ("Performance Awards").

        (b)    Committee.    Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as "performance-based compensation" under Section 162(m) ("Performance-Based Compensation") shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as "performance-based compensation" under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee). "Covered Employee" shall mean any person who is, or whom the Committee, in its discretion, determines may be, a "covered employee" under Section 162(m)(3) of the Code.

        (c)    Performance Measures.    For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles ("GAAP") or on a non-GAAP basis, as determined by the Committee: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, share price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total shareholder return. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) non-recurring or unusual gains or losses, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (z) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

        (d)    Adjustments.    Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

        (e)    Other.    The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

10.
Adjustments for Changes in Ordinary Shares and Certain Other Events

        (a)    Changes in Capitalization.    In the event of any alteration or reorganization whatsoever taking place in the capital structure of the Company whether by way of share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Ordinary Shares other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimits set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Shares and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Share-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Ordinary Shares by means of a share dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such share dividend shall be entitled to receive, on the distribution date, the share dividend with respect to the Ordinary Shares acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such share dividend.

        (b)    Reorganization Events.

          (1)    Definition.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Ordinary Shares of the Company are converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Ordinary Shares of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company. For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act 2014 of the Republic of Ireland or (B) otherwise under Part 9 of the Companies Act 2014 of the Republic of Ireland or (C) otherwise under the Companies Act 2014 of the Republic of Ireland.

          (2)    Consequences of a Reorganization Event on Awards Other than Restricted Shares.

            (A)  In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Shares on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant's unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant's unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Ordinary Shares will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of Ordinary Shares subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

            (B)  Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a "change in control event", then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a "change in control event" as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a "change in control event" as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

            (C)  For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Shares) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each Ordinary Share subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Ordinary Shares for each Ordinary Share held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Ordinary Shares); provided, however, that if the consideration received as a result of the Reorganization Event is not solely ordinary shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of ordinary shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding Ordinary Shares as a result of the Reorganization Event.

          (3)    Consequences of a Reorganization Event on Restricted Shares.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Shares shall inure to the benefit of the Company's successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Ordinary Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Shares; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Shares if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Shares then outstanding shall automatically be deemed terminated or satisfied.

11.
General Provisions Applicable to Awards

          (a)    Transferability of Awards.    Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Share Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act of 1933, as amended for the registration of the sale of the Ordinary Shares subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

          (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

          (c)    Termination of Service.    The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

          (d)    Withholding.    The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver share certificates or otherwise recognize ownership of Ordinary Shares under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Committee, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Ordinary Shares, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Committee, that the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain Ordinary Shares having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of Ordinary Shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

          (e)    Amendment of Award.    Except as otherwise provided in Section 5(g), 6(e) and 9, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Share Option to a Nonstatutory Share Option. The Participant's consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Plan or (ii) the change is permitted under Section 10.

          (f)    Conditions on Delivery of Shares.    Notwithstanding any other provision of this Plan, (a) the Company shall not be obliged to issue any Ordinary Shares pursuant to an Award unless at least the par value of such newly issued Ordinary Share has been fully paid in advance in accordance with all applicable law (which requirement may mean the holder of an Award is obliged to make such payment) and (b) the Company will not be obligated to deliver any Ordinary Shares pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

          (g)    Acceleration.    The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12.
Miscellaneous

          (a)    No Right To Employment.    No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

          (b)    No Rights As Shareholder; Clawback.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any

  Ordinary Shares to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

          (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date the Plan is approved by the Company's shareholders (the "Effective Date"). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

          (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company's shareholders approve such amendment in the manner required by Section 162(m); (ii) no amendment that would require shareholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company's shareholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if the Company's Ordinary Shares are not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company's shareholders approve such amendment. In addition, if at any time the approval of the Company's shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Share Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon shareholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Ordinary Shares prior to such shareholder approval.

          (e)    Authorization of Sub-Plans.    The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

          (f)    Compliance with Section 409A of the Code.    If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes "nonqualified deferred compensation" within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of "separation from service" (as determined under Section 409A) (the "New Payment Date"), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

        The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

          (g)    Limitations on Liability.    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will, subject to applicable law, and the terms of the Company's constitutional documents, indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning the Plan unless arising out of such person's own fraud or bad faith.

          (h)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by, except to the extent preempted by other applicable laws (1) with respect to the corporate law requirements applicable to the Company, the validity and authorization of the issuance of Shares under the Plan and similar matters, the laws of Ireland (without reference to conflict of law principles thereof) and (2) with respect to all other matters relating to the Plan and Awards, the laws of the State of Delaware, excluding choice-of-law principles of the law of that state.

NABRIVA THERAPEUTICS plc 2017 SHARE INCENTIVE PLAN
SUB-PLAN GOVERNING AWARDS TO NON-EMPLOYEES

1
General

1.1
In accordance with Rule 12(e) of the 2017 Share Incentive Plan ("the Plan") the Board has determined to establish this sub-plan ("the Non-Employee Sub-Plan") for the purposes of Awards to individuals who are not employees of the Company, including directors, consultants and advisors of the Company.

1.2
All terms that are not otherwise defined herein shall have the same meaning as set forth in the Plan and all provisions of the Plan shall apply to this Non-Employee Sub-Plan except as outlined below.

2
Purpose

2.1
The purpose of the Non-Employee Sub-Plan is to advance the Company's growth and success and to advance its interests by attracting and retaining well-qualified non-employee directors, consultants and advisors and by providing such individuals with incentives to put forth maximum efforts for the long-term success of the Company's business.

3
Terms of Non-Employee Sub-Plan

3.1
Eligibility

  All of the Company's directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act 1933, as amended, or any successor form) are eligible to be granted Awards (as defined below) under the Non-Employee Sub-Plan.

3.2
Administration

  Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by 5605(a)(2) of the NASDAQ Marketplace Rules.

3.3
Limits

  The maximum value (calculated based on grant date fair value for financial reporting purposes) of Ordinary Shares subject to Awards granted in any fiscal year to any individual non-employee director shall not exceed $500,000 in the case of an incumbent director or $1,000,000 in the case of a new director during his or her first year of service. The maximum amount of cash compensation paid in any fiscal year to any individual non-employee director shall not exceed $175,000 in the case of an incumbent director or $225,000 in the case of the Chairman of the Board. The Committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

3.4
Payment upon Exercise

  The provisions of clause 5(f) of the Plan shall apply to this Non-Employee Sub-Plan except that the Company will not provide for or permit the "net exercise" arrangement referred to in clause 5(f)(4) of the Plan.

3.5
Termination of Status

  The Board shall determine the effect on an Award of the disability, death, termination or other cessation of office or services or other change in the status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

3.6
No Right To Status.

  No person shall have any claim or right to be granted an Award by virtue of the adoption of the Non-Employee Sub-Plan, and the grant of an Award shall not be construed as giving a Participant the right to a continued relationship with the Company. The Company expressly reserves the right at any time to terminate its relationship with a Participant free from any liability or claim under the Non-Employee Sub-Plan, except as expressly provided in the applicable Award.

 Nabriva Therapeutics plc IMPORTANT EXTRAORDINARY GENERAL MEETING INFORMATION Admission Ticket Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on September 15, 2017. Vote by Internet • Go to www.investorvote.com/nbrv • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website X Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message Extraordinary General Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of directors to serve until the 2018 Annual General Meeting of Shareholders For Against AbstainFor Against AbstainFor Against Abstain 01 - Daniel Burgess02 - Axel Bolte03 - Carrie Bourdow 04 - Colin Broom05 - Mark Corrigan06 - Charles A. Rowland, Jr. 07 - George H. Talbot08 - Stephen Webster For Against AbstainFor Against Abstain 2. To ratify the selection of KPMG LLP as the Company’s3. To approve the adoption of the Company’s 2017 Share independent registered public accounting firm for the fiscal Incentive Plan. year ending December 31, 2017. 4. To transact such other business as may properly come before the meeting, including any adjournment or postponement thereof. B Non-Voting Items Change of Address — Please print your new address below.Comments — Please print your comments below.Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. This proxy is only valid when signed and dated. Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. 02NY3F

2017 Extraordinary General Meeting Admission Ticket 2017 Extraordinary General Meeting of Nabriva Therapeutics plc Shareholders September 15, 2017 3:00 p.m. Irish Time 25-28 North Wall Quay Dublin 1, Ireland Upon arrival, please present this admission ticket and photo identification at the registration desk. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Nabriva Therapeutics plc Notice of 2017 Extraordinary General Meeting of Shareholders September 15, 2017 3:00 p.m. Irish Time Nabriva Therapeutics plc 25-28 North Wall Quay Dublin 1, Ireland This proxy is solicited by the Board of Directors Colin Broom, Gary Sender and Robert Crotty, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Extraordinary General Meeting of Shareholders of Nabriva Therapeutics plc to be held on September 15, 2017 or at any postponement or adjournment thereof. A shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the Extraordinary General Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other than Colin Broom, Gary Sender and Robert Crotty, please contact our Company Secretary and also note that your nominated proxy must attend the Extraordinary General Meeting in person in order for your votes to be cast. Shares represented by this proxy will be voted in the manner directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees FOR Proposal 2 and FOR Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)